Exhibit (32)
Organizational Chart – December 31, 2023

I.
OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

The Desmarais Family Residuary Trust
        99.999% - Pansolo Holding Inc.

             51.8413% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family Residuary Trust are as follows. There are issued and outstanding as of December 31, 2023, 597,387,873 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 54,860,866 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 1,145,996,533.

Pansolo Holding Inc. owns directly and indirectly 46,944,592 SVS and 54,715,456 PPS, entitling Pansolo Holding Inc. to an aggregate percentage of voting rights of 594,099,152 or 51.8413% of the total voting rights attached to the shares of PCC.

II.
OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a voting interest in the following entities:

A.
Empower Annuity Insurance Company of America Group of Companies (U.S. insurance)

Power Corporation of Canada
         100.0% - Power Financial Corporation
           68.150% - Great-West Lifeco Inc.
                 100.0% - Great-West Financial (Nova Scotia) Co.
   100.0% - Great-West Lifeco U.S. LLC

100.0% - Great-West Services Singapore I Private Limited

100.0% - Great-West Services Singapore II Private Limited

99.0% - Great West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)

1.0% - Great West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)

100.0% - Empower Holdings, Inc.

100.0% - Empower Annuity Insurance Company of America (Fed ID # 84-0467907 - NAIC # 68322, CO)
100.0% - Empower Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Empower Advisory Group, LLC

100.0% - Empower Financial Services, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina (Fed ID #20-3387742 – NAIC # 12510, SC)

100.0% - Empower Retirement, LLC

100.0% - Empower Capital Management, LLC

100.0% - Empower Trust Company, LLC

100.0% - Lottery Receivable Company One LLC

100.0% - LR Company II, L.L.C.

100.0% - Empower Plan Services, LLC

100.0% - Empower Insurance Agency, LLC

100.0% - Empower Annuity Insurance Company

  99.0% - Comosa Reit, L.P.

100.0% - Comosa GP, LLC

1.0% - Comosa Reit, L.P.

100.0% - TBG Insurance Services Corporation

100.0% MC Insurance Agency Services, LLC

               50.0% - Mullin TBG Insurance Agency Services, LLC (50.0% owned by TBG Insurance Services Corporation)

  50.0% - Mullin TBG Insurance Agency Services, LLC (50.0% owned by MC Insurance Agency Services, LLC)

100.0% - Empower Services Holdings, LLC

100.0% - Empower Personal Wealth, LLC

100.0% - Personal Capital Services Corporation

 99.99% - CL US Property Feeder II LP (0.01% owned by GWLRA GP LLC)

100.0% - Empower Securities Holdings, LLC

100.0% - Empower Services Holdings US, LLC

B.
Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
         100.0% - Power Financial Corporation
           68.150% - Great-West Lifeco Inc.
                 100.0% - Great-West Financial (Nova Scotia) Co.
                 100.0% - Great-West Lifeco U.S. LLC
  99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)

100.0% - Great-West Lifeco U.S. Holdings, LLC

1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC)

100.0% - Putnam Investments, LLC

100.0% - Putnam Acquisition Financing, Inc.

 100.0% - Putnam Acquisition Financing LLC

100.0% - Putnam U.S. Holdings I, LLC

   20.0% - PanAgora Asset Management, Inc. (80% owned by PanAgora Holdings, Inc.)

100.0% - PanAgora Asset Management GP, LLC

100.0% - Putnam Investment Management, LLC

100.0% - Putnam Fiduciary Trust Company, LLC

100.0% - Putnam Investor Services, Inc.

100.0% - Putnam Retail Management GP, Inc.

1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam U.S. Holdings I, LLC)

   99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)

 100.0% - PanAgora Holdings, Inc.

80.00% - PanAgora Asset Management, Inc. (20.0% owned by Putnam U.S. Holdings I, LLC)

 100.0% - Putnam Investment Holdings, LLC

100.0% - 37 Capital Structured Credit General Partner, LLC

100.0% - Savings Investments, LLC

100.0% - Putnam Capital, L.L.C.

100.0% - 37 Capital General Partner, LLC

100.0% - 37 Capital Private Mortgage II General Partner, LLC

100.0% - Putnam Advisory Holdings II, LLC

100.0% - Putnam Investments Australia Pty Limited

100.0% - Putnam Investments Japan Co., Ltd.

100.0% - Putnam International Distributors, Ltd.

100.0% - Putnam Investments Argentina S.A.

100.0% - Putnam Investments Limited

100.0% - The Putnam Advisory Company, LLC

100.0% - Putnam Advisory Holdings, LLC

100.0% - Putnam Investments Canada ULC

C.
The Canada Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
         100.0% - Power Financial Corporation
           68.150% - Great-West Lifeco Inc.
100.0% - Great-West Lifeco LRCN Trust
100.0% - Great-West Lifeco U.S. LLC

100.0% - Great-West Lifeco US Finance 2019 I, LLC

100.0% - Great-West Lifeco US Finance 2019 II, LLC

100.0% - Great-West Lifeco Finance 2019, LLC

100.0% - Great-West Lifeco Finance 2019 II, LLC

100.0% - GW Lifeco U.S. Finance 2020, LLC

100.0% - Empower Finance 2020, LLC

    1.0% - Great-West Lifeco U.S. Finance 2020 LP (99.0% owned by Great-West Lifeco, Inc.)

    1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco, Inc.)

    1.0% - Empower Finance 2020, LP (99.0% owned by Great-West Lifeco, Inc.)
  99.0% - Great-West Lifeco U.S. Finance 2020, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - GW Lifeco US Finance 2020 5 Year, LLC
  99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by Great-West Lifeco U.S. LLC)

100.0% - Great-West Lifeco Finance 2018, LLC

100.0% - Great-West Lifeco Finance 2018 II, LLC
  99.0% - Empower Finance 2020, LP (1.0% owned by Great-West Lifeco U.S. LLC)

100.0% - Empower Finance 2020 A, LLC

100.0% - Empower Finance 2020 B, LLC

100.0% - Empower Finance 2020 C, LLC
  99.0% - Great-West Lifeco Finance (Delaware) LP (1.0% owned by 2142540 Ontario Inc.)

  40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Canada Life Assurance Company)
100.0% - Great-West Lifeco Finance 2017, LLC
  99.0% - Great-West Lifeco U.S. Finance 2019 LP (1% owned by 2142540 Ontario Inc.)

100.0% - Great-West Lifeco U.S. Finance 2019, LLC
100.0% - 2142540 Ontario Inc.
1.0% - Great-West Lifeco Finance (Delaware) LP (99% owned by Great-West Lifeco Inc.)
1.0% - Great-West Lifeco US Finance 2019 LP (99% owned by Great-West Lifeco Inc.)
100.0% - Empower Finance UK 2021 Limited

100.0% - Empower Finance Swiss 2021 GmbH
18.5% - Portag3 Ventures LP
29.3% - Springboard II LP
33.3% - Portag3 Ventures II Affiliates LP

33.3% - Portag3 Ventures II LP
33.3% - Portag3 Ventures II International Investments Inc.
100.0% - 14653998 Canada Inc.
100.0% - 15422922 Canada Inc.
100.0% - 6109756 Canada Inc.

100.0% - 6922023 Canada Inc.

100.0% - 8563993 Canada Inc.

20.0% - 11249185 Canada Inc.

20.0% -   Armstrong LP (1.0% owned by 11249185 Canada Inc.)
49.9% - Northleaf Capital Group Ltd.

100.0% - Northleaf Capital Partners Ltd.

100.0% - Northleaf PPP GP Ltd.

100.0% - Northleaf Secondary Partners III GP Ltd.

  49.0% - Northleaf NCO (US) GP Ltd.

100.0% - Northleaf Capital Partners US GP LLC

  49.0% - NICP IV GP Ltd.

100.0% - Northleaf Geothermal Holdings (Canada) GP Ltd.

  49.0% - Northleaf Venture Catalyst Fund III GP Ltd.

  49.0% - Northleaf Private Credit III GP Ltd.

  49.0% - NSPC-L Holdings II GP Ltd.

  49.0% - Northleaf Private Equity VIII GP Ltd.

100.0% - Northleaf Crescendo Holdings GP LLC

100.0% - Northleaf Small Cell GP Ltd.

100.0% - NCP Terminals GP Ltd.

100.0% - Northleaf NICP III GP LLC

100.0% - Northleaf Music Copyright Ventures GP Ltd.

  49.0% - NEIF GP Ltd.

100.0% - Northleaf Strategic Capital GP Ltd.

  49.0% - Northleaf Global Private Equity GP Ltd.

100.0% - NICP I NWP US GP LLC

100.0% - NCP NWP US GP Ltd.

  49.0% - Northleaf NICP III GP Ltd.

100.0% - NCP US Terminals GP LLC

  49.0% - NPCO GP Ltd.

  49.0% - Northleaf LPF Private Credit Holdings GP Ltd.

  49.0% - NPC II Holdings GP Ltd.

100.0% - NCP Canadian Breaks GP LLC

100.0% - Northleaf Vault Holdings GP Ltd.

100.0% - NSPC-L GPC Ltd.

100.0% - NCP CSV Holdings GP Ltd.

100.0% - Northleaf Capital Advisors Ltd.

100.0% - Northleaf Trustees Limited

100.0% - Northleaf PE GP Ltd.

  49.0% - Northleaf Growth Fund GP Ltd.

100.0% - Northleaf Capital Partners (Canada) Ltd.

100.0% - Northleaf Class C Sub Holdings Ltd.

100.0% - Northleaf Capital Partners Japan KK

100.0% - Northleaf SH288 GP Ltd.

100.0% - Northleaf Capital Partners (Australia) Pty Ltd.

100.0% - Northleaf Capital Partners (UK) Limited

  49.0% - Northleaf NICP II GP Ltd.

100.0% - Northleaf Class C Holdings GP Ltd.

100.0% - Northleaf Capital Partners (USA) Inc.

100.0% - Annex Fund GP Ltd.

100.0% - Northleaf Capital Partners GP Ltd.

100.0% - SW Holdings GP Ltd.

100.0% - NICP IV GP LLC

  49.0% - Northleaf Global Private Equity Holdings GP Ltd.

100.0% - NPC III RN (Canada) GP Ltd.

100.0% - Northleaf NICP III Canadian Class C Holdings Ltd.

100.0% - Northleaf Millennium Holdings (US) GP Ltd.
100.0% - Northleaf Millennium Holdings (Canada) GP Ltd.
  49.0% - Northleaf Secondary Partners IV GP Ltd.

  49.0% - Northleaf Star Holdings GP Ltd.

100.0% - Northleaf Star GPC Ltd.

49.0% - Northleaf Private Credit GP Ltd.

100.0% - NPC GPC Ltd.

100.0% - Northleaf Lal Lal Holdings GP Ltd.
100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.

100.0% - NPC II GPC Ltd.

100.0% - NSPC GPC Ltd.

  49.0% - NSPC GP Ltd.

  49.0% - NSPC-L GP Ltd.

  49.0% - NSPC-L Holdings GP Ltd.

  49.0% - NPC I Holdings GP Ltd.

  49.0% - Northleaf Private Credit II GP Ltd.

  49.0% - Northleaf NCO GP Ltd.

100.0% - NSPC International GP Ltd.

100.0% - NSPC-L International GP Ltd.

                63.17% - Northleaf Capital Holdings Ltd.

100.0% - Northleaf PE Holdings GP Ltd.

100.0% - Northleaf Capital Partners GP II Ltd.
49.0% - Northleaf NICP II Holdings GP Ltd.

100.0% - The Canada Life Assurance Company (NAIC #80659, MI)

99.9999% - CLUS CDN-LP (0.0001% owned by 4362014 Nova Scotia Company)

100.0% - Great-West US RE Holdings, Inc.

100.0% - CL Burlingame, LLC

10.0% - PGEW Burlingame, LLC

100.0% - EW PG – Airport Owner, LLC

100.0% - CL 25 North LLC

10.0% - 25 North Investors, LLC

100.0% - 25 North Investors SPE1, LLC
100.0% - 25 North Investors SPE3, LLC
100.0% - 25 North Investors SPE4-9, LLC

100.0% - Great-West US RE Acquisition, LLC

100.0% - EW GP Fund I LLC

100.0% - CL EVOX LLC

10.0% - EVOX Holdings LLC

100.0% - EVOX Holdings II LLC

100.0% - EVOX NJ Edison 65 LLC

100.0% - EVOX TRS LLC

100.0% - EVOX TN Smyrna 2699 LLC

100.0% - EVOX TX Sugar Land 12510 LLC

100.0% - EVOX OR Hillsboro 3550 LLC

100.0% - EVOX CA Oceanside 4665 LLC

100.0% - EVOX CA Fremont 43990 LLC

100.0% - EVOX AZ Chandler 800 LLC

100.0% - EVOX AZ Chandler Airpark LLC

100.0% - EVOX CO Centennial LLC

100.0% - EW GP Fund II LLC

100.0% - EW GP Fund I Managing Member LLC

 99.99% - CL US Property Feeder I LP (0.01% owned by GWLRA GP LLC)

   41.2% - GWL THL Private Equity I Inc. (58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
23.0% - Great-West Investors Holdco Inc. (77% owned by The Canada Life Assurance Company)
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)

100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests

77.0% - CDN US Direct RE Holdings Ltd. (23% owned by The Canada Life Insurance Company of Canada)

100.0% - Great-West US Direct Residential Holdings Inc.

100.0% - GWL Direct 425 Trade LLC

100.0% - GWL Direct 4471 + 4433 42nd LLC

100.0% - GWL Direct 32 Cambridge LLC

100.0% - Great-West US Direct RE Holdings Inc.

100.0% - GWL Direct 650 Almanor LLC

100.0% - GWL Direct 345 Cessna LLC

100.0% - GWL Direct 1925 Grove LLC

100.0% - CL GFP LLC

10.0% - GFP CL Holdings LLC

100.0% - GFP CL Maspeth 55-30, LLC

100.0% - GWL Direct 1 Bulfinch Place LLC

100.0% - Great-West US Direct RE Acquisition LLC

100.0% - GWL Direct 851 SW 34th LLC

100.0% - GWL Direct 12100 Rivera LLC

100.0% - GWL Direct 3209 Lionshead LLC

100.0% - GWL Direct 18701-18901 38th LLC

100.0% - GWL Direct 12900 Airport LLC

100.0% - GWL Direct 25200 Commercentre LLC

100.0% - GWL Direct 351-353 Maple LLC

100.0% - GWL Direct 260 Ace-5725 Amelia LLC

100.0% - GWL Direct 9485 Hwy 42 LLC

100.0% - GWL Direct Moonachie LLC

100.0% - GWL Direct 4785 Fulton LLC

100.0% - GWL Direct 7410 + 7419 Roosevelt LLC

100.0% - GWL Direct 11077 Rush LLC

  96.0% - CL ACP Nassau, LLC

100.0% - EW Direct 1Nassau LLC

100.0% - GWL Realty Advisors Inc.
100.0% - RAUS GP Holdings Inc.
100.0% - GWL U.S. Property Fund LP LLC
100.0% - GWLRA GP LLC

100.0% - GWL Plus GP LLC

100.0% - GWL Plus II GP LLC

100.0% - GWL GP LLC

100.0% - GWL RES GP LLC

  0.01% - CL US Property Feeder I LP (99.99% owned by The Canada Life Assurance Company)

  0.01% - CL US Property Feeder II LP (99.99% owned by Empower Annuity Insurance Company of America)
  100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP (99.9% owned by The Canada Life Assurance Company)
         100% - RMA Properties Ltd.

         100% - RMA Properties (Riverside) Ltd.
 100.0% - GWL Realty Advisors Residential Inc.
                                             100.0% - 2278372 Ontario Inc.
    100.0% - 100039744 Ontario Inc.

87.5% - 555 Robson Holding Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)

80.0% - 1385456 B.C. Ltd. (20% owned by The Canada Life Insurance Company of Canada)

100.0% - 200 Graham Ltd.

100.0% - 801611 Ontario Limited

100.0% - 1213763 Ontario Inc.
99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)

100.0% - Kings Cross Shopping Centre Ltd.

100.0% - 681348 Alberta Ltd.

  50.0% - 3352200 Canada Inc.

100.0% - 1420731 Ontario Limited

  60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)

100.0% - 1455250 Ontario Limited

100.0% - CGWLL Inc.

100.0% - Canada Life Securities Ltd.

100.0% - ClaimSecure Inc.

100.0% - 14894821 Canada Inc.

100.0% - Value Partners Group Inc.

100.0% - Value Partners Investments Inc.

100.0% - LP Insurance and Estate Planning Ltd.

100.0% - LP Financial Planning Services Ltd.

100.0% - 14888669 Canada Inc.

100.0% - Investment Planning Counsel Inc.

100.0% - IPC Estate Services Inc.

100.0% - IPC Investment Corporation

100.0% - IPC Securities Corporation

100.0% - Counsel Portfolio Services Inc.

100.0% - Counsel Portfolio Corporation

100.0% - 2020917 Alberta Ltd.

  84.0% - 2148902 Alberta Ltd. (16% owned by The Canada Life Insurance Company of Canada)

  70.0% - 2157113 Alberta Ltd. (30% owned by The Canada Life Insurance Company of Canada)

100.0% - The Walmer Road Limited Partnership

100.0% - Laurier House Apartments Limited
100.0% - Marine Promenade Properties Inc.

100.0% - 2024071 Ontario Limited
   100.0% - 431687 Ontario Limited

0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)

100.0% - High Park Bayview Inc.
    0.001% - High Park Bayview Limited Partnership
99.999% - High Park Bayview Limited Partnership

    5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
   100% - Mountain Asset Management LLC
    100.0% - CLUS CDN-GP Co.

                0.0001% - CLUS CDN-LP (99.9999% owned by The Canada Life Assurance Company)
    100.0% - CLUS CDN Mgmt Holdings Ltd.

   100.0% - CLUS Mgmt Holdings Inc.

              100.0% - GW Property Services, LLC

100.0% - RMA Realty Holdings Corporation Ltd.
   100.0%
- 1995709 Alberta Ltd.

    2.56% - RMA (U.S.) Realty LLC (97.44% owned by RMA Realty Holdings Corporation Ltd.)
    97.44% - RMA (U.S.) Realty LLC (2.56% owned by 1995709 Alberta Ltd.)

   100.0% - RMA American Realty Corp.

  1% - RMA American Realty Limited Partnership (99% owned by RMA (U.S.) Realty LLC (Delaware))

    99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
   99.9% - RMA Real Estate LP (0.01% owned by RA Real Estate Inc.)

100.0% - RMA Properties Ltd.

100.0% - RMA Properties (Riverside) Ltd.
100.0% - KS Village (Millstream) Inc.
100.0% - Trop Beau Developments Limited
            100.0% - RA SPE 599 Holdings Inc.

100.0% - RA SPE 599 Inc.
100.0% - Kelowna Central Park Properties Ltd.
100.0% - Kelowna Central Park Phase II Properties Ltd.
                             87.5% - Vaudreuil Shopping Centres Limited (12.5% owned by The Canada Life Insurance Company of Canada)
  62.0% - 1296 Station Street Properties Ltd. (38% owned by The Canada Life Insurance Company of Canada)
                            100.0% - Saskatoon West Shopping Centres Limited
                             87.5% - 2331777 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
                              87.5% - 2344701 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
      87.5% - 2356720 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
                              87.5% - 0977221 B.C. Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
             97.07% - 7420928 Manitoba Limited Partnership (0.02% owned by 7419521 and 2.90% owned by The Canada Life Insurance Company of Canada)
      100.0% - 7419521 Manitoba Ltd.
0.02% - 7420928 Manitoba Limited Partnership (97.07% owned by The Canada Life Assurance Company and 2.90% owned by The Canada Life Insurance Company of Canada)
             100.0% - 7419539 Manitoba Ltd.
            100.0% - 1338988 B.C. Ltd.
            100.0% - 1542775 Alberta Ltd.
            100.0% - 0813212 B.C. Ltd.
            100.0% - 1319399 Ontario Inc.

            100.0% - 13369901 Canada Inc.
                            100.0% - 4298098 Canada Inc.
            100.0% - 389288 B.C. Ltd.
            100.0% - Quadrus Investment Services Ltd.

              88.0% - Neighborhood Dental Services Ltd.
                            100.0% - Quadrus Distribution Services Ltd.
                            100.0% - Toronto College Park Ltd.
                            100.0% - 185 Enfield GP Inc.

             0.01% - 185 Enfield LP (99.99% owned by The Canada Life Assurance Company)
             99.99% - 185 Enfield LP (0.01% owned by 185 Enfield GP Inc.)
                             100.0% - 320 McRae GP Inc.
                                            0.01% - 320 McRae LP (99.99% owned by The Canada Life Assurance Company)
             99.99% - 320 McRae LP (0.01% owned by 320 McRae GP Inc.)

             100.0% - Financial Horizons Group Inc.
           100.0% - Financial Horizons Incorporated
          100.0% - Continuum Financial Centres Inc.

          100.0% - TORCE Investment Management Inc.

                            100.0% - Canada Life Capital Corporation, Inc.
100.0% - 11658735 Canada Inc.
100.0% - GLC Reinsurance Corporation

100.0% - Canada Life International Holdings Limited

100.0% - Canada Life UK Holdings Limited

100.0% - Stonehaven UK Limited

100.0% - MGM Advantage Services Limited

100.0% - Canada  Life Asset Management Limited

100.0% - Canada Life Platform Limited

100.0% - Canada Life SIPP Trustee Limited

100.0% - Canada Life Platform Nominee Limited
100.0% - Canada Life Annuity Reinsurance (Barbados) Corporation

100.0% - Canada Life International Services Limited
100.0% - Canada Life International Limited

100.0% - CLI Institutional Limited

100.0% - The Canada Life Group (U.K.) Limited

100.0% - ILGWM Limited

100.0% - Clearview Investments & Pensions Limited

  90.0% - Harvest Trustee Limited

  90.0% - Harvest Financial Services Limited

100.0% - Platform Capital Holdings Limited

100.0% - Conexim Advisors Limited

 100.0% - Vestone Ltd.

100.0% - Cornmarket Group Financial Services Limited

                100.0% - Cornmarket Civil and Public Sector Mastertrust dac
                                                                                                                               100.0% - Cornmarket Insurance Services Limited

 100.0% - EIS Financial Services Limited

  100.0% - K.D. Retirement Services Limited

  100.0% - Unio Limited

100.0% - ILGAPT Limited

100.0% - APT Workplace Pension Ltd.

100.0% - APT Wealth Management Ltd.

100.0% - APTFS Nominees Ltd.

100.0% - Unio Financial Services Limited

100.0% - BCRM Financial Holdings (Ireland) dac

100.0% - Acumen & Trust dac

100.0% - ILP Pension Trustees DAC

100.0% - Invesco Trustee AC

100.0% - Acumen & Trust Pension Trustees dac

100.0% - ILP Master Trustee dac

100.0% - Irish Life Trustee Services Limited

100.0% - Navigate Master Trustee dac

100.0% - Canada Life Irish Holding Company Limited
80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited)
24.625% - Summitas Beteiligungs GmbH (9.85% owned by JDC Group AG)

100.0% - Summitas Holding GMbh

100.0% - Summitas MidCo GMbh

100.0% - Summitas Gruppe GMbh

26.9% - JDC Group AG

9.85% - Summitas Beteiligungs GmbH (24.625% owned by Canada Life Irish Holding Company Limited)

100.0% - Summitas Holding Gmbh

100.0% - Summitas MidCo Gmbh

100.0% - Summitas Gruppe Gmbh

100.0% - Munchener Versicherungsmakler GmbH
100.0% - EASIE Assekuranzmakler – AG

100.0% - Dr. Ihlas GmbH

100.0% - Confera GmbH

100.0% - Confera Coverage Solutions GmbH
75.1% - BB-Wertpapier-Verwaltungsgesellschaft GmbH

100.0% - Jung, DMS & Cie.AG

100.0% - Jung, DMS & Cie.Pro GmbH

100.0% - Morgen & Morgen GmbH

100.0% - Jung, DMS & Cie.Pool GmbH

100.0% - JDC Geld,de GmbH

100.0% - JDC plus GmbH

100.0% - JDC B-LAB GmbH

100.0% - FINUM.PRIVATE Finance Holding GmbH (Germany)

100.0% - FINUM.Finanzhause AG

100.0% - FINUM.Pension Consulting GmbH

100.0% - FINUM.Private Finance AG (Germany)

100.0% - FVV – GmbH

100.0% - FINUM.PRIVATE Finance Holding GmbH (Austria)

100.0% - FINUM.Private Finance AG (Austria)

100.0% - Jung, DMS & Cie. GmbH

  51.0% - Jupoo Finance GmbH

100.0% - CL Abbey Limited

20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by Canada Life Irish Holding Company Limited)

100.0% - Canada Life Re Ireland dac

100.0% - Canada Life Dublin dac

  50.0% - AIBJV Holdings Limited

100.0% - AIBJV dac

100.0% - Canada Life Group Services Limited

100.0% - Canada Life Europe Investment Limited

100.0% - Canada Life Europe Management Services Limited

21.33% - Canada Life Assurance Europe Limited
(78.67% owned by Canada Life Europe Investment Limited)

78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)

100.0% - Irish Life Investment Managers Limited

100.0% - Summit Asset Managers Limited

100.0% - ILIM European Real Estate Fund General Partner SARL
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Pension Managers & Trustees Limited

100.0% - Canada Life European Real Estate Limited

100.0% - Canada Life Trustee Services (U.K.) Limited

100.0% - CLFIS (U.K.) Limited

100.0% - Canada Life UK Staff Pension Trustee Limited

100.0% - Canada Life Limited

 14.0% - Harbourside Leisure Management Company Limited
 11.0% - St. Paul’s Place Management Company Limited

 26.0% - ETC Hobley Drive Management Company Limited

100.0% - Synergy Sunrise (Wellington Row) Limited

  76.0% - Radial Park Management Limited

100.0% - Canada Life (U.K.) Limited

100.0% - Canada Life Fund Managers (U.K.) Limited

100.0% - Canada Life Group Services (U.K.) Limited

100.0% - Canada Life Home Finance Trustee Limited

100.0% - Canada Life Irish Operations Limited

100.0% - Canada Life Ireland Holdings Limited.

100.0% - Irish Life Group Limited

100.0% - Irish Life Ark Life Dublin dac

100.0% - ILHAWK Limited

100.0% - Vigo Health Limited

100.0% - Irish Life Health dac
100.0% - Irish Life Wellbeing Limited

100.0% - Irish Life Group Services Limited

100.0% - Irish Life Financial Services Ltd.

43.40% - Multiply.AI

49.0% - Affinity First Limited

100.0% - Irish Life Associate Holdings Unlimited Company

100.0% - Irish Life Assurance plc.

100.0% - Ilona Financial Group, Inc.

100.0% - Stephen Court Limited

100.0% - (2,3&4) Basement Company Limited

66.66% - City Gate Park Administration Limited

   50.0% - Dakline Company Ltd.

   50.0% - Earlsfort Centre (Atrium) Limited

100.0% - London Life and Casualty Reinsurance Corporation

100.0% - London Life and Casualty (Barbados) Corporation

100.0% - LRG (US), Inc.
100.0% - Canada Life International Reinsurance Corporation
100.0% - Canada Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
100.0% - Canada Life International Reinsurance (Barbados) Corporation
100.0% - 4073649 Canada, Inc.

100.0% - CL Luxembourg Capital Management S.á.r.l.

100.0% - Canada Life Finance (U.K.) Limited

100.0% - 8478163 Canada Limited

100.0% - Canada Life Capital Bermuda Limited

100.0% - 9983813 Canada Inc.

100.0% - Canada Life Capital Bermuda III Limited

100.0% - Canada Life Capital Bermuda II Limited

   77.0% - Great-West Investors Holdco Inc. (23% owned by GWL THL I Private Equity I Inc.)
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests

100.0% - Great-West Investors GP Inc.

1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)

100.0% - T.H. Lee Interests

100.0% - CL 22 Chapel GP Inc.

100.0% - CL Eastlake GP Inc.

100.0% - CL Lago GP Inc.

100.0% - CL 2505 Bruckner GP Inc.

100.0% - The Canada Life Insurance Company of Canada
2.90%- 7420928 Manitoba Limited Partnership (97.07% owned by The Canada Life Assurance Company and 0.02% owned by 7419521 Manitoba Ltd.)

100.0% - 6855572 Manitoba Ltd.
    100.0% - Advice Canada (CL Holdings) Inc. (formerly 12955954 Canada Inc.)

60.0% -Neil & Associates (2006) Inc.

100.0% - Neil & Associates 2017 Inc.

100.0% - Rubbix Risk & Wealth Management Inc.

51.0% - Capcorp Financial Corporation
94.4% - MAM Holdings Inc. (5.6% owned by The Canada Life Assurance Company)
100.0% - Mountain Asset Management LLC
                                               12.5% - 2331777 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
                                               12.5% - 2344701 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
                                               12.5% - Vaudreuil Shopping Centres Limited (87.5% owned by The Canada Life Assurance Company)
                                               38.0% - 1296 Station Street Properties Ltd. (62.0% owned by The Canada Life Assurance Company)
                                               12.5% - 2356720 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
                                               12.5% - 0977221 B.C. Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 555 Robson Holding Ltd. (87.5% owned by The Canada Life Assurance Company)
 20.0% - 1385456 B.C. Ltd. (80.0% owned by The Canada Life Assurance Company)
58.8% - GWL THL Private Equity I Inc. (41.2% The Canada Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
23.0% - Great-West Investors Holdco Inc. (77% owned by The Canada Life Assurance Company)

100.0% - Great-West Investors LLC

100.0% - Great-West Investors LP Inc.

99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)

100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)

100.0% - T.H. Lee Interests

 16.0% - 2148902 Alberta Ltd. (84% by The Canada Life Assurance Company)

 30.0% - 2157113 Alberta Ltd (70% by The Canada Life Assurance Company)

  23.0% - CDN US Direct RE Holdings Ltd. (77% owned by The Canada Life Assurance Company)

100.0% - Great-West US Direct Residential Holdings Inc.

100.0% - GWL Direct 425 Trade LLC

100.0% - GWL Direct 4471 + 4433 42nd LLC

100.0% - GWL Direct 32 Cambridge LLC

100.0% - Great-West US Direct RE Holdings Inc.

100.0% - GWL Direct 650 Almanor LLC

100.0% - GWL Direct 345 Cessna LLC

100.0% - GWL Direct 1925 Grove LLC

100.0% - CL GFP LLC

10.0% - GFP CL Holdings LLC

100.0% - GFP CL Maspeth 55-30, LLC

100.0% - GWL Direct 1 Bulfinch Place LLC

100.0% - Great-West US Direct RE Acquisition LLC

100.0% - GWL Direct 851 SW 34th LLC

100.0% - GWL Direct 12100 Rivera LLC

100.0% - GWL Direct 3209 Lionshead LLC

100.0% - GWL Direct 18701-18901 38th LLC

100.0% - GWL Direct 12900 Airport LLC

100.0% - GWL Direct 25200 Commercentre LLC

100.0% - GWL Direct 351-353 Maple LLC

100.0% - GWL Direct 260 Ace-5725 Amelia LLC

100.0% - GWL Direct 9485 Hwy 42 LLC

100.0% - GWL Direct Moonachie LLC

100.0% - GWL Direct 4785 Fulton LLC

100.0% - GWL Direct 7410 + 7419 Roosevelt LLC

100.0% - GWL Direct 11077 Rush LLC

96.0% - CL ACP Nassau, LLC

100.0% - EW Direct 1Nassau LLC

100.0% - CL Capital Management (Canada), Inc.

100.0% - Canada Life Mortgage Services Ltd.

100.0% - Canada Life Capital Trust

100.0% - Canada Life Investment Management Ltd.

D.
IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
               100.0% - Power Financial Corporation
                   62.122% - IGM Financial Inc. (direct and indirect 65.985%)

100.0% - Investors Group Inc.

100.0% - Investors Group Financial Services Inc.

100.0% - 11249142 Canada Inc.

100.0% - Investors Group Trust Co. Ltd.

100.0% - I.G. Insurance Services Inc.

100.0% - Investors Syndicate Limited

100.0% - Investors Group Securities Inc.

100.0% - I.G. Investment Management, Ltd.

100.0% - Investors Group Corporate Class Inc.

100.0% - Investors Syndicate Property Corp.

100.0% - 0992480 B.C. Ltd.

100.0% - 1081605 B.C. Ltd.

.
100.0% - 11263552 Canada Inc.

100.0% - 1000054111 Ontario Inc.

 100.0% - Mackenzie Inc.

100.0% - Mackenzie Financial Corporation

100.0% - Mackenzie Investments Europe Limited

100.0% - Mackenzie Investments Asia Limited

100.0% - Mackenzie Together Charitable Foundation

100.0% - MMLP GP Inc.

100.0% - Mackenzie Investments Corporation

  27.8% - China Asset Management Co., Ltd.
100.0% - Shanghai China Wealth Management Co., Ltd.
100.0% - China Capital Management Co., Ltd.
100.0% - China Asset Management (Hong Kong) Limited
100.0% - China Equity Fund Management (Beijing) Co., Ltd.
  80.0% - 11249185 Canada Inc.
 1.0% - Armstrong LP

49.9% - Northleaf Capital Group Ltd.

100.0% - Northleaf Capital Partners Ltd.

100.0% - Northleaf PPP GP Ltd.

100.0% - Northleaf Secondary Partners III GP Ltd.

  49.0% - Northleaf NCO (US) GP Ltd.

100.0% - Northleaf Capital Partners US GP LLC

  49.0% - NICP IV GP Ltd.

100.0% - Northleaf Geothermal Holdings (Canada) GP Ltd.

  49.0% - Northleaf Venture Catalyst Fund III GP Ltd.

  49.0% - Northleaf Private Credit III GP Ltd.

  49.0% - NSPC-L Holdings II GP Ltd.

  49.0% - Northleaf Private Equity VIII GP Ltd.

100.0% - Northleaf Crescendo Holdings GP LLC

100.0% - Northleaf Small Cell GP Ltd.

100.0% - NCP Terminals GP Ltd.

100.0% - Northleaf NICP III GP LLC

100.0% - Northleaf Music Copyright Ventures GP Ltd.

  49.0% - NEIF GP Ltd.

100.0% - Northleaf Strategic Capital GP Ltd.

  49.0% - Northleaf Global Private Equity GP Ltd.

100.0% - NICP I NWP US GP LLC

  49.0% - Northleaf NICP III GP Ltd.

100.0% - NCP US Terminals GP LLC

  49.0% - NPCO GP Ltd.

  49.0% - Northleaf LPF Private Credit Holdings GP Ltd.

  49.0% - NPC II Holdings GP Ltd.

100.0% - NCP Canadian Breaks GP LLC

100.0% - Northleaf Vault Holdings GP Ltd.

100.0% - NSPC-L GPC Ltd.

100.0% - NCP CSV Holdings GP Ltd.

100.0% - Northleaf Capital Advisors Ltd.

100.0% - Northleaf Trustees Limited

100.0% - Northleaf PE GP Ltd.

  49.0% - Northleaf Growth Fund GP Ltd.

100.0% - Northleaf Capital Partners (Canada) Ltd.

100.0% - Northleaf Class C Sub Holdings Ltd.

100.0% - Northleaf Capital Partners Japan KK

100.0% - Northleaf SH288 GP Ltd.

100.0% - NCP NWP US GP Ltd.

100.0% - Northleaf Capital Partners (Australia) Pty Ltd.

100.0% - Northleaf Capital Partners (UK) Limited

  49.0% - Northleaf NICP II GP Ltd.

100.0% - Northleaf Class C Holdings GP Ltd.

100.0% - Northleaf Capital Partners (USA) Inc.

100.0% - Annex Fund GP Ltd.

100.0% - Northleaf Capital Partners GP Ltd.

100.0% - SW Holdings GP Ltd.

100.0% - NICP IV GP LLC

  49.0% - Northleaf Global Private Equity Holdings GP Ltd.

  49.0% - NPC III RN (Canada) GP Ltd.

100.0% - Northleaf NICP III Canadian Class C Holdings Ltd.

100.0% - Northleaf Millennium Holdings (US) GP Ltd.

100.0% - Northleaf Millennium Holdings (Canada) GP Ltd.

  49.0% - Northleaf Secondary Partners IV GP Ltd.

  49.0% - Northleaf Star Holdings GP Ltd.

100.0% - Northleaf Star GPC Ltd.

  49.0% - Northleaf Private Credit GP Ltd.

100.0% - NPC GPC Ltd.

100.0% - Northleaf Lal Lal Holdings GP Ltd.

100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.

100.0% - NPC II GPC Ltd.

100.0% - NSPC GPC Ltd.

  49.0% - NSPC GP Ltd.

  49.0% - NSPC-L GP Ltd.

  49.0% - NSPC-L Holdings GP Ltd.

  49.0% - NPC I Holdings GP Ltd.

  49.0% - Northleaf Private Credit II GP Ltd.

  49.0% - Northleaf NCO GP Ltd.

100.0% - NSPC International GP Ltd.

100.0% - NSPC-L International GP Ltd.

                63.17% - Northleaf Capital Holdings Ltd.

100.0% - Northleaf PE Holdings GP Ltd.

100.0% - Northleaf Capital Partners GP II Ltd.

49.0% - Northleaf NICP II Holdings GP Ltd.
100.0% - MGELS Investments Limited
100.0% - MEMLS Fund Management (Cayman) Ltd.
100.0% - Mackenzie EM Funds Management (Cayman) Ltd.
100.0% - Mackenzie GP Inc.

100.0% - 2023 Holdco Inc.

               20.456% - Rockefeller Capital Management General Partner L.L.C.

18.54% - Portag3 Ventures LP

19.82% - Springboard LP

55.23% - Springboard LP

56.50% - WealthSimple Financial Corp. (54.16% equity)

 29.33% - Springboard II LP

 33.3% - Portag3 Ventures II Affiliates LP

31.97% - Portag3 ventures II LP

 5.95% - Portage Ventures III LP

14.60% - Conquest Planning Inc.

30.00% - Project Alphonso Acquisition Corp.

5.15% - WealthSimple Financial Corp. (4.66% equity)

E.
Pargesa SA Group of Companies (European investments)

Power Corporation of Canada
         100.0% - Power Financial Corporation
             100.0% - Power Financial Europe SA

50.0% - Parjointco SA

100.0% - Pargesa SA
 45.30% Groupe Bruxelles Lambert (31.0% in capital)
   3.9% - Groupe Bruxelles Lambert (5.2% in capital))
   0.9% - Umicore SA
  19.8% - Ontex NV
  11.2% - Pernod Ricard SA (6.7% in capital)

  96.5% - FINPAR II SA

0.2% - Groupe Bruxelles Lambert (0.1% in capital)

0.1% - Ontex NV

   90.2% - FINPAR III SA

0.2% - Groupe Bruxelles Lambert (0.1% in capital)

   94.4% - FINPAR IV SA

0.2% - Groupe Bruxelles Lambert (0.1% in capital)

0.1% - Imerys

   94.9% - FINPAR V SRL

0.2% - Groupe Bruxelles Lambert (0.1% capital)

0.1% - Concentrix

  95.0% - FINPAR VI SRL

0.2% - Groupe Bruxelles Lambert (0.1 capital)

0.1% - Concentrix

  98.6% - FINPAR VII SRL

0.7% - Groupe Bruxelles Lambert (0.5% in capital)

4.9% - GfG Topco S.a.r.l.

  99.0% - FINPAR VIII SRL

1.1% - Groupe Bruxelles Lambert (0.8% in capital)

3.6% - Sofia Capital S.à r.l.
                                                                 98.8% - FINPAR IX SRL

0.9% - Groupe Bruxelles Lambert (0.6% in capital)

4.8% - Celeste Capital S.a.r.l

    1.2% - Sagerpar SA

100.0% - Vancouver Capital S.a.r.l

16.3%- Stan Holding SAS

99.1%- Voodoo SAS

 100.0% - Belgian Securities S.a.r.l.

68.1% - Imerys (54.6% in capital)

              100.0% - Mircal

              100.0% - Imerys Tableware France

              100.0% - Imerys Tableware Deutschland GmbH

100.0%- Imerys Ceramics New Zealand

100.0% - Imerys Graphite & Carbon Switzerland SA

100.0% - Imerys Graphite & Carbon Japan K.K.

100.0% - Imerys Graphite & Carbon Korea

100.0% - Imerys Manufacturing Korea Ltd

100.0% - Nippon Power Graphite Co., Ltd

100.0% - Imerys Ceramics Brasil – Minerais para Ceramicas Ltda

100.0% - Imerys Do Brasil Comercio De Extracao De Minerios Ltda

100.0% - Micron-Ita Mineracao Ltda

100.0% - Mircal Bresil

100.0% - Imerys Rio Capim Caulim

100.0% - Para Pigmentos SA-PPSA

100.0% - Imerys Minerals Japan K.K.

60.0% - Niigata GCC Ltd

100.0% - Imerys Specialities Japan Co., Ltd

100.0% - Imerys Minerales Peru S.A.C

  99.0% - Imerys Minerales Chile SpA

  95.3% - Imerys Minerales Argentina (4.7% Parimetal)

100.0% - Mircal Italia SpA

100.0% - Imerys Minerali SpA

100.0% - Imerys Minerali Corsico Srl

99.66% - Imerys Talc Italy S.p.A.

100.0% - Imerys Ceramics Italy S.R.L

100.0% - Imerys Asia Pacific Pte Ltd

39.0% - Imerys Ceramics (Thailand) Ltd

             80.0% - Imerys Minerals (Thailand) Ltd (20% Owned by Imerys Ceramics (India) Private Limited

             51.0% - MRD-ECC Co., Ltd (49% Owned by Imerys Asia Pacific Pte Ltd)

               100.0% - Imerys Kiln Furniture (Thailand) Ltd

  49.0% - MRD-ECC Co., Ltd (51% Owner Imerys Ceramics (Thailand) Ltd)

100.0% - MRD Co., Ltd

100.0% - Imerys Mineral Vietnam Ltd

  51.0% - PT.Esensindo Cipta Cemerlang

100.0% - Imerys Carbonates (Thailand) Co, Ltd

 66.67% - YBB Calcium Products Co, Ltd

100.0% - Imerys Fused Minerals (Yingkou) Co, Ltd

100.0% - Imerys Zhejiang Zirconia Co., Ltd

100.0% - Imerys Ceramics (India) Private Limited

20.0% -Imerys Minerals (Thailand) Ltd (80% Owned by Imerys Ceramics (Thailand) Ltd

100.0% - Imerys Minerals Malaysia Sdn Bhd

100.0% - Kinta Powdertec Sdn Bhd

  55.0% - Yueyang Imerys Antai Minerals Co., Ltd

100.0% - Imerys Minerals (India) Private Ltd

100.0% - Imerys Carbonates India Limited

100.0% - Imerys Performance and Filtration Minerals Private Limited

  74.0% - Imerys Newquest (India) pte Ltd

  50.0% - Gimpex-Imerys India Private Ltd

100.0% - Berg Minerals Trading (Shangai) Co., Ltd

100.0% - Imerys Pacific Ltd

               43.53% - Imerys Pigments (Wuhu) Co., Ltd (56.47% Owned by Imerys Asia Pacific PTE Ltd)

               100.0% - Imerys Pigments (Qingyang) Co., Ltd

  56.47% - Imerys Pigments (WuHu) Co., Ltd (43.53% Owned by Imerys Pacific Ltd)

99.99% - Imerys Ceramics France

40.0% - IMAF

96.58% - Imerys Ceramics Portugal, SA

100.0% - Imerys Minerals GmbH

100.0% - Donbasskeramika

99.45% - Donkaolin

 93.26% - Imerys Ceramics Egypt (0.56% Owned by Mircal + 0.56% Owned by Parimetal)

99.6% - Imerys Trading Minerals Egypt

100.0% - Imerys Minéraux Belgique SA

50.0% - Industrial Minerals of Greece

               100.0% - Latomia N. Korakas SA

100.0% - Mikro Mineral Endustriyel Mineraller Sanavi ve Ticaret AS

  50.0% - Vougioukli Quarries AVEE

100.0% - Imerys Minerals (Taiwan) Ltd

100.0% - Imerys Minéraux France

100.0% - Imerys PCC France

100.0% - Imerys Minerals International Sales

100.0% - Artemyn

  50.0% - Cebo International B.V

100.0% - Cebo UK limited

100.0% - Cebo Marine B.V.

100.0% - Cebo Holland B.V.

100.0% - Almatech Mineral International ltd

94.7% - PT Imerys Ceramic Indonesia

100.0% - Imerys Industrial Minerals Denmark A/S

68.94% - Imerys South Africa Pty Ltd

100.0% - Imerys Refractory Minerals South Africa (Pty) Ltd

50.0% - Tygerkloof Mining (Proprietary) Ltd (50% Owned by Imerys South Africa Pty Ltd)

   50.0% - Tygerkloof Mining (Proprietary) Ltd (50% Owned by Imerys Refractory Minerals South Africa Pty Ltd

100.0% - Samrec Pty Ltd

100.0% - ECCA Holdings Pty Ltd

100.0% - Refractory Minerals Pty Ltd

100.0% - ECCA Minerals Pty Ltd

100.0% - Imerys South Europe S.L.

  97.0% - Imerys Kiln Furniture Espana, S.A.

100.0% - Imerys Seramik hammddeleri Sanayi ve Ticaret AS

100.0% - Imerys Perlita Barcelona, S.A.

100.0% - Imerys Diatomita Alicante, S.A.

100.0% - Harblite Aegean Enudstri Mineralleri Sanayi AS

100.0% - Imerys Talc UK Holding Ltd

100.0% - Imerys Talc Mexico, S.A. de C.V.

99.76% -Imerys Talc Belgium

100.0% - Imerys Talc Canada Inc.

100.0% - Imerys Talc Europe

100.0%- Imerys Talc Luzenac France

100.0% - Imerys Talc Germany GmbH

  90.0% - Imerys Talc Austria GmbH (10% Owned by Imerys Talc Europe)

100.0% - Imerys Talc Australia Pty Ltd

  10.0% - Imerys Talc Austria Gmbh (90% Owned by Imerys Talc Luzenac France)

  50.0% - The Quartz Corp SAS

100.0% - The Quartz Corp USA

100.0% - The Quartz Corp AS

100.0% - Quartz Corp (Shanghai) Co., Ltd

100.0% - Ardoisieres D’Angers

100.0% - Alumica Canada Inc.

100.0% - Imerys Middle East Holding Company W.L.L.

  70.0% - Imerys Al Zayani Co., W.L.L.

100.0% - Minven

  70.0% - Imerys Mineral Arabia LLC

100.0% - Imerys High Resistance Minerals Japan K.K.

100.0% - Imerys Beyrede

100.0% - Imerys Glomel

100.0% - Imerys Re

100.0% - Imerys Filtration France

100.0% - Imerys Minerals Korea Ltd

100.0% - Mircal De Mexico, SA de CV

100.0% - Liquid Quimica Mexicana, SA de CV

100.0% - Imerys Ceramics Mexico, SA de CV

100.0% - Imerys Almeria, SA de CV

100.0% - Imerys Almeria Diatomia Concessions Zacoalco

100.0% - Minera Roca Rodando Srl de CV

100.0% - Imerys Roca Rodando Concessions HMO, S.A. de VC

100.0% - Imerys Cierac

89.34% - Vatutinsky Kombinat Vogentryviv

100.0% - Imerys Czech Republic s.r.o

24.98% - SEITISS IMERYS MINERAUX CIRCULAIRES (SIMC)

100.0% - Imerys Aluminates Groupe

100.0% - Imerys Aluminates Corporate

100.0%- Imerys Aluminates

100.0% - Imerys Sydney Pty Ltd

100.0% - Kerneos Southern Africa Pty Ltd

100.0% - Imerys (Tianjin) New Material Technology Co., Ltd

  90.0% - Zhengzhou Jianai Special Aluminates Co. Ltd

100.0% - LLC Imerys Aluminats

100.0% - Guiyan Jianai Special Aluminates Co. Ltd

100.0% - Imerys Vizag Private Limited

100.0% - Kerneos India Aluminate Private Ltd

100.0% - Imerys Services

100.0% - Parimental

100.0% - Imertech

100.0% - Imerys (Shanghai) Investment Management Co., Ltd

100.0% - Imerys UK Limited

100.0% - Imerys Trustees Ltd

100.0% - Imerys UK Pension Fund Trustees Ltd

100.0% - Imerys Materials Limited

75.0% - ReClaym Limited

25.0% - Eco-Bos Development Limited

100.0% - Imerys Aluminates Limited

100.0% - Berg Minerals UK Limited

100.0% - Imerys UK Finance Ltd

100.0% - Imerys PCC UK Ltd

  80.0% - Imerys British Lithium Limited

100.0% - Calderys Refractorios Venezolanos

100.0% - Instalaciones Refractarias

100.0% - Imerys Mineral AB

100.0% - Imerys Minerals Oy

100.0% - Imerys Talc Finland Oy

100.0% - Imerys Minerals Netherlands B.V.

100.0% - Imerys Kiln Furniture Hungary Kft.

100.0% - Imerys Villach GmbH

100.0% - Monrefco GmbH

                49.9% - Vermiculita y Derivados, SI

               89.61% - Imerys Services Germany GmbH & Co. KG (10.39% Owned by S& B Minerals Participations Sarl)

               100.0% - Imerys Administrative Germany GmbH

               100.0% - NAIMEX Srl

100.0% - S&B Industrial Minerals Morocco

100.0% - Imerys Bentonite Hungary Kft

99.73% - Imerys Minerals Bulgaria AD

100.0% - Imerys Laufenburg GmbH

100.0% - Imerys Murg GmbH

100.0% - Imerys Zschornewitz GmbH

100.0% - Imerys Teutschenthal GmbH

  86.0% - Imerys Domodossola SpA (14% Owned by Imerys Aluminates)

100.0% - Imerys Ruse d.o.o.

100.0% - Imerys Fused Minerals Guizhous Co. Ltd

100.0% - Imerys Fused Minerals Salto Ltda

100.0% - MSL Minerasi S.A.

 50.0% - Imerys Fused Materals France Sarl

100.0% - Imerys Carbonates Austria GmbH

100.0% - Shandong Imerys Mount Tai Co., Ltd

100.0% - Imerys Poland sp. z.o.o

99.0% - Imerys Graphite & Carbon Belgium SA

100.0% - Imerys Belgium SA

100.0% - Imerys Graphite & Carbon Canada Inc.

100.0% - Imerys Canada Inc.

100.0% - BERG Minerals Canada Inc.

100.0% - Calderys Algeria SPA

100.0% - Calderys Refrakter

100.0% - Imerys Greenelle One

100.0% - Imerys Greenelle Two

100.0% - Imerys Lithium France

100.0% - Artemyn Belgium

100.0% - Artemyn Brazil Ltda

100.0% - Artemyn Asia Pacific Pte Ltd

100.0% - ARTEMYN ARG S.A.

100.0% - Imerys USA, Inc.

100.0% - Imerys Wollastonite USA, LLC

100.0% - Nyco Minerals LLC

100.0% - Kentucky-Tennessee Clay Company

100.0% - Imerys Kaolin, Inc.

100.0% - Imerys Performance Minerals Americas, Inc.

100.0% - Imerys Minerals China, Inc.

100.0% - Imerys Niagara Falls, Inc.

100.0% - Imerys Refractory Minerals USA, Inc.

100.0% - Imerys Greeneville, Inc.

100.0% - Imerys Norfolk, Inc.

100.0% - Imerys Mica Kings Mountain, Inc.

100.0% - Imerys Filtration Minerals, Inc.

100.0% - Imerys Perlite USA, Inc.

100.0% - Imerys Minerals Holdings Limited (UK)

100.0% - Imerys Talc America, Inc.

100.0% - Imerys Talc Vermont, Inc.

100.0% - Pyramax Ceramics Southeast, LLC

100.0% - Imerys Oilfield Minerals, Inc.

25.0% - Georgia Proppants, LLC.

100.0% - Imerys Clays, Inc.

100.0%- Americard, Inc.

100.0% - Immerys Carbonates USA, Inc.

100.0% - Violet Cactus, Inc.

100.0% - S & B Minerals Participations Sarl

100.0% - Linjiang Imerys Diatomite Co., Ltd

100.0% - Imerys Industrial Minerals Greece Single Member S.A.

                100.0% - Imerys Services Greece Single Member SA

99.0% - Milos Mining Museum

  44.0% - Milos Initiative

  97.7% - Imerys Bentonite Georgia Ltd

  61.0% - Imerys Perlite Sardinia Srl

  60.0% - Isocon S.A.

  35.0% - Laviosa Chimica Mineraria S.p.A.

100.0% - Laviosa Promasa S.A

100.0% - Laviosa Sanavy ve Ticaret Ltd Sirketi

100.0% - Laviosa India Private Limited

100.0% - Laviosa France

100.0% - Sibimin Overseas Ltd

25.0% - Xinyan-Athenian Mining Co. Ltd

100.0% - Akrotirio Trahilas Dyo Single Member SA

100.0% - Imerys Dortmund GmbH

43.78% - Imerys Bauxites Single Member SA (56.22% Owned by Imerys Aluminates Corporate)

100.0% - Metalleion-Metalleymaton Single Member SA

100.0% - Fokis Mining Park

10.39% - Imerys Services Germany GmbH & Co. KGl (89.61% Owned by Monrefco Gmbh)

  100.0% - Brussels Securities SA

100.0% - LTI Two SA

0.1% - Groupe Bruxelles Lambert

0.1% - Umicore SA

100.0% - URDAC SA

0.1% - Groupe Bruxelles Lambert

 98.8% - Sagerpar SA

3.8% - Groupe Bruxelles Lambert (3.6% in capital)

                100.0% - Vancouver Capital S.a.r.l

16.3% - Stan Holding SAS

99.1%- Voodoo SAS

100.0% - GBL O SA

100.0% - Trone24 SRL

100.0% - GBL Advisors Limited

5.4% - FINPAR III SA

100.0% - GBL Development Limited

100.0% - RPCE Consulting SAS

100.0% - GBL Advisors DE GmbH

100.0% - GBL Verwaltung SA

100.0% - GBL Investments Limited (en liquidation)

100.0% - GBL Energy S.á.r.l.

100.0% - Serena S.á.r.l.

  19.3% - SGS

100.0% - GBL Capital UK - Ltd

100.0% - Sienna AM Luxembourg SA

100.0% - Sienna Real Estate Solutions S.à.r.l.

89.4% - Sienna Real Estate Partner JV Netherlands BV

100.0% - Sienna Multistrategy Opportunities  GP S. à .r.l.

  66.6% - Sienna Gestion (ex-MHGA)

  87.5% - Sienna 2A SAS

100.0% - Sienna AM France (ex-Acofi)

49.0% - NEFTYS

    0.1% - SPC Partners SAS

6.2% - Sienna 2A SAS

  75.0% - Sienna Private Equity SAS

100.0% - Sienna Venture Capital SAS

  70.0% - Sienna Venture Capital GP S.à.r.l.

100.0% - Sienna SID III GP SARL

  70.0% - Sienna Euclide GP S.a.r.l

  70.0% - Sienna Landlife GP S.a.r.l

  70.0% - Sienna Private Equity GP S.a.r.l

100.0% - GBL Capital Invest GP S.à.r.l.

100.0% - GBL Capital Invest SCSp

31.1% - Kartesia Credit Opportunities III SCA, SICAV-SIF

16.9% - Kartesia Credit Opportunities IV SCS

  0.4% - Sagard II A FPCI

74.7% - Sagard II B FPCI

26.9% - Sagard 3 FPCI

19.2% - Sagard 4A FPCI/Sagard 4B FIPS

16.0% - Sagard NewGen FPCI

32.4% - Sagard Santé Animale FPCI

63.7% - Sagard Testing FPCI

92.6% - Sagard Business Intelligence FPCI

32.3% - Sagard NewGen Pharma

  6.3% - PrimeStone Capital Fund ICAV

48.6% - Backed 1 LP

  9.6% - Backed 1 Founder LP

                58.3% - Backed Encore 1 LP

10.0% - Backed Encore 1 Founder LP

                40.0% - Backed 2 LP

10.0% - Backed 2 Founder LP

 39.1% - Marcho Partners Feeder Fund ICAV

   2.1% - Marcho Partners Long Feeder Fund ICAV

 15.4% - Matador Coinvestment SCSp

 27.0% - C2 Capital Global Export-to-China Fund, L.P.

   9.9% - Globality, Inc.

  20.3% - HCM IV, L.P.

  28.6% - HCM V, L.P.

  49.3% - HCM S3C LP (AKA Commure)

  17.0% - Innovius Capital Fund I, L.P.

  14.2% - 468 Capital II GmbH & Co. KG

  56.3% - HCM S11A, LP (aka Transcarent)

  13.1% - Stripes VI (A), L.P.

  25.1% - Sienna Rendement Avenir IV

  19.4% - Predirec ABL-3 (Part B)

100.0% - Sienna Levier ENR

                  11.9% - Fonds F2E (Part B)

  10.0% - EC IV Invest SA

100.0% - Sienna Capital US LLC

14.4% - Undisclosed comestics company

13.6% - ALTO Capital V

100.0% - Sienna Venture Capital SCA SICAV-RAIF

   84.7% - Sienna Euclide SCA SICAV-RAIF

   84.5% - Sienne Landlife SCA SICAV-RAIF

  100.0% - Sienna Multistrategy Opportunities  Fund SCSp

100.0% - SM Opportunities Master S.a.r.l.

19.1% - Sienna Euclide S.A.

22.0% - Eight Partners SAS

23.5% - Sienna Landlife S.A.

                                30.7% - Landlife Holdings S.a.r.l.

100.0% - GBL Capital Participations S.á.r.l

10.8% - Sagard FCPR

50.0% - Apheon MidCap Buyout I SA

50.0% - Apheon MidCap Buyout II SA

89.9% - Apheon MidCap Buyout III SA

34.4% - Apheon MidCap Buyout IV SA

15.9% - Apheon Opseo Long Term Value SCSp

17.2% - Apheon Svt Long Term Value Fund SCSp

15.1% - Merieux Participations SAS

34.3% - Merieux Participations 2 SAS

32.3% - KKR Sigma Co-Invest II L.P.

 3.6% - StreetTeam Software Limited (DBA as Pollen)

80.9% - Sienna Euclide S.A.

76.5% - Sienna Landlife S.A.

100.0% - Sienna Capital Co-Invest Master S.a.r.l

29.2% - StreetTeam Software Limited (DBA as Pollen)

  2.4% - GFG Capital S.a.r.l.

100.0% - GBL Finance S.á.r.l

100.0% - Miles Capital S.á.r.l

23.1% - Piolin II S.á.r.l

100.0% - Piolin Bidco SAU

99.5% - Parques Reunidos

100.0% - Oliver Capital S.á.r.l

100.0% - Theo Capital S.á.r.l

100.0% - Owen Capital S.á.r.l

100.0% - Arthur Capital S.a.r.l.

15.0% - Umicore SA

100.0% - Jade Capital S.a.r.l.

    3.5% - FINPAR II SA

    4.4% - FINPAR III SA

    5.6% - FINPAR IV SA

    5.1% - FINPAR V SRL

    5.0% - FINPAR VI SRL

    1.4% - FINPAR VII SRL

    1.0% - FINPAR VIII SRL

    1.2% - FINPAR IX SRL

100.0% - Celeste GP S.à r.l.
100.0% - Sapiens S.á.r.l

13.1% – Concentrix

100.0% - White Mountain S.A.

100.0% Blue Mountain S.A.

100.0% - One24 Capital S.C.A

95.1% - GfG Topco S.á.r.l

88.1% - GfG Capital S.á.r.l

54.0% - Go-For-Gold Holding GmbH

100.0% - Canyon Bicycles GmbH

100.0% - Canyon Bicycles Belgium BVBA

100.0% - Canyon Italia S.r.l

100.0% - Canyon Nederland B.V.

100.0% - Canyon Bicycles UK Ltd.

100.0% - Canyon Base RCSN, S.L.U.

100.0%-  Bikerepair GmbH

100.0% - Canyon IP Management AG

100.0% - Canyon Iberia S.L.

100.0% - Canyon Finland OY

100.0% - Pure Cycling Global GmbH

100.0% - Canyon USA Inc.

100.0% - Canyon Australian und New Zealand PTY Ltd.

100.0% - Canyon Japan KK

50.0% - GoForGold Verwaltungs GmbH

26.0% - GoForGold Coinvest CmbH & Co KG

4.4% - GoForGold Holding GmbH

95.2% - Celeste Capital S.á.r..l

100.0% - Celeste InvestCo S.A.

15.2% Celeste ManCo S.C. Sp.

0.6% Celeste TopCo S.A.

99.4% - Celeste TopCo S.A.

100.0% - Celeste Midco 1 B.V.

100.0% - Celeste Midco 2 B.V.

100.0% - Celeste Midco 3 B.V.

100.0% - Celeste Bidco B.V.

100.0% - Affidea BV [continued]
100.0% - Affidea BV [continued]
100.0% - Affidea Innovation BV
100.0% - Affidea Diagnostics BV

100.0% - Affidea Magyarorszag Kft

100.0% - Affidea Praha sro

  90.0% - First Private HC sro (10% owned by Affidea BV)

10.0% - YKN Czech sro (90% owned by Affidea Diagnostics BV)

  90.0% - YKN Czech sro (10% owned by Affidea Ceska Republika sr)

100.0% - PMT Clinic as

100.0% - Affidea Brno sro

100.0% - Affidea Spzoo

  99.9% - Affidea Romania Srl

100.0% - Sanmed Srl

  99.9% - Clinica de Diagnostic Phoenix Srl

  99.9% - Affidea Cluj Srl

100.0% - Phoenix Imagistic Srl

100.0% - Phoenix Radiology Srl

100.0% - Medsan S.R.L.

100.0% - Exploramed S.R.L.

100.0% - Biomed Scan  Development S.R.L.

100.0% - Scanconsult S.R.L.

100.0% - Affidea Development S.R.L.

100.0% - Odelga Operator S.R.L.

99.99% - Hiperdia SA

100.0% - CT Clinic Srl

100.0% - Affidea Lietuva UAB

100.0% - Medicinas Sfera UAB

100.0% - Endemik didmena UAB

100.0% - Medicinos Diapazonas UAB

100.0% - Poliklinika Maja I Kresimir Cavka

100.0% - Poliklinika Cavka

100.0% - Dijagnosticki Centar Vita Doo

100.0% - Poliklinika Vita

100.0% - Poliklinika RNOK Dr Kalajzic

100.0% - Polklinika Sveti Rok

100.0% - Polyklinik Eljuga

100.0% - Fortius Group Ltd

100.0% - Fortis London Ltd

100.0% - Orthoderm Ltd

100.0% - Northern MRI Ltd

100.0%-  Cromlyn House Surgical Ltd

100.0% - Advanced Radiology Ltd

100.0% - Affidea Diagnostics Ireland Ltd

100.0% - Affidea SA

100.0% - Affidea Holdings Hellas SA

100.0% - Affidea Central PMM SM SA

100.0% - Geniki Apeikonistiki Private Diagnostic Laboratory Medical, S.A.

100.0% - Affidea of Athens PMM SM SA

100.0% - Affidea of Crete PMM SM SA

100.0% - Affidea of Kavala PMM SM SA

100.0% - Affidea of Kozani Heart Center PDLM SM SA

100.0% - Affidea of Peristeri PMM SM SA

100.0% - Affidea of Piraeus Biopathological PDLM SM SA

100.0% - Affidea of Thessaloniki PMM SM SA

100.0% - Affidea PDL & MM SM SA

100.0%-  Affidea Euromedic of Athens PDLM SM SA

100.0% - Affidea of Chania PMM SM SA

100.0% - Affidea of Kalamata PDLM SA

100.0% - Affidea of Kozani Biopathological PDLM SM SA

100.0% - Affidea of Kozani Imaging PDLM SM SA

100.0% - Affidea of Piraeus Imaging PMM SM SA

100.0% - Affidea of Sparta PMM SM SA

100.0% - Affidea of Vari PMM SM SA

100.0% - Athens City Med PMM SM SA

   96.0% - Cormed SH AS

   99.6% - Labomed SH AS

100.0% - Affidea SHT AS

100.0% - Intermed Anadolu SH

    99.9% - Unimed SHT AS

    99.9% - Intermed Saglik Hizmetleri Anonim Sirketi

    96.0% - Cormed Saglik Hizmetleri Anonim Sirketi

    99.6% - Labomed Saglik Hizmetleri Anonim Sirketi

    99.9% - Affidea Saglik Hizmetleri ve Ticaret Anonim Sirketi

    99.9% -  Unimed Saglik Hizmetleri ve Ticaret Anonim Sirketi

  100.0% - Affidea Espana Quality S.L.

100.0% - Clinica Medica Comarcal SL

100.0% - Clinica Ambulatori Gamma SL

  71.0% - Affidea Espana Contact Center SA

  60.0% - CD Foraste SA

100.0% - CD Hospital VOT SLU

  24.0% - CD la Milagrosa SA (76% Owned by RM San Francisco SA)

  94.0% - RM San Francisco SA

76.0% - CD la Milagrosa SA (24% Owned by Group Sanitario Affidea Espana SLU)

100.0% - CMN Dr Perez Piqueras SL

100.0% - Dresyven Prevencion, S.L.U

100.0% - Servicios Medicos Especializad os, S.L.U

100.0% - Vipresa S.L.U

100.0% - CD Leon SLU

100.0% - CD Valladoid SAU

100.0% - CD Soria SLU

100.0% - CPET Hospital de Jove SL

100.0% - CPET La Milagrosa SLU

100.0% - CEPT Hospital de Jove SL

100.0% - Affidea CYL, SA

100.0% - Affidea Fuensanta Sl

100.0% - QD Navarra SLU

100.0% - RM Santa Teresa SLU

100.0% - Tesla Imagen Sl

100.0% - Unidades Moviles Affidea, SL

100.0% - Tecma Salud S.L.U

100.0% - Centro Medico Infanta Mercedes Sl

100.0% - Lendyfolk Assistance SL

100.0% - Centro De Imagen Diagnostica LeganesSl

100.0% - Medicentro Boadilla St

100.0% - Medicentro Leganes Sl

100.0% - Affidea Murcia, SL

   78.0% - RM Del Sureste SA (22.0% Scaner Murcia Sl)

 100.0% - Scaner Murcia Sl

22.0% - RM Del Sureste SA (78% Owned by Affidea Iberia SL)

75.0% - Sanatorio Virgen del Mar Cristobal S.A.

100.0% - Albimed

100.0% - CRT-CRT ULda

67.0% - Estevez & Frazao Lda

100.0% - Ultrasono-Radiologia U Lda

100.0% - CDI-CDI SA

100.0% - Dr M Guimares CRE SA

100.0% -
Duarte J&J Lda

100.0% - Imaset Lda

100.0% - Clinica Santa Mafalda Lda.

100.0% - Imavida

100.0% - CEME CERE Lda

100.0% - IMI-IMA SA

100.0% - CEDIMA CIM SA

100.0% - Clinica do Coracao do Alentejo S.A.

100.0% - R.A.-Radiologia de Albufeira Lda.

74.0% - C.M.R.A. Centro Medico e Radiologico de Albufeira Lda.

100.0% - JIS14.Lda.

25.0% - Ecorad-Ecografia e Radiologia,Lda.

75.0% - Ecorad-Ecografia e Radiologia,Lda.

100.0% - Affidea Italy Srl

100.0% - Affidea Lombardia Srl

100.0% - Delta Medica Srl

100.0% - Irmet SpA

100.0%- Medicenter Group Srl

100.0% - Iniziativa Medica SpA

100.0% - Uni-X Medica Srl

  96.0%-  Modena Medica Srl

100.0% - CDC SpA

100.0% - CDC Srl

100.0% - Medical Center Srl

100.0% - Medical Sport Center Srl

100.0% - Promea Srl

100.0% - NSL Srl
100.0% - Affidea Lab BV

100.0% - Fernao Magalhaes Lda

100.0% - Alves & Duarte Lda

100.0% - Hemobiolab LAC Lda

100.0% - Hormofuncional CHF Lda
100.0% - Affidea Cancer Treatment Centres BV

100.0% - Affidea Onkoterapia Spzoo

51.0% - European Medical Partner SPzoo

100.0% - International Medical Centers Banja Luka

  71.3% - Affidea Cancer Treatment Centers AG SA

100.0% - PSG Holding AG

100.0% - Plastic Surgery Group

  69.0%-  Brust Zentrum AG SA (31% owned by Brust Zentrum Holding AG SA)

100.0% - Brust Zentrum Holding AG SA

31.0% Brust Zentrum AG SA (69% owned by Affidea Cancer Treatment Centers AG SA)

100.0% - Affidea Brust Zentrum Ticino SA

  99.996% - Ultra Goruntuleme

100.0% - EWRS Tibbi Cihazlar Ticaret Ltd Sti

  99.99% - Ultra Goruntuleme Merkezi Anonim Sirketi

100.0% - EWRS Tibbi Cihazlar Ticaret Limited Sirketi
100.0% - Affidea Group Kft
  10.0% - First Private HC sro (90% owned by Affidea Diagnostics BV)
100.0% - Euromedic UK Ltd
100.0% - Affidea Ireland Ltd
100.0% - Affidea Finance Ireland Ltd
96.4% - Sofia Capital S.à r.l.

99.7% - Sofia InvestCo S.A.

100.0% - Sofia GP GmbH

                  49.5% - Sofia One GmbH & Co. KG

                0.6% - Sofia MasterCo S.A.

                63.0% - Sofia MasterCo S.A.(83.4% in capital)

              100.0% - Sofia TopCo S.à r.l.

              100.0% - Sofia HoldCo S.à r.l.

              100.0% - Sofia MidCo S.à r.l.

               100.0% - Sofia Bidco S.á.r.l.

100.0% - Sanoptis GmbH

100.0% - MASG – Medizinische Abrechnungs – und Servicegesellschaft mbH

100.0% - nordBLICK Augenklinik Bellevue GmbH

85.0% - Wilhelminehaus Kiel MVZ GmbH

90.0% - nordBLICK MVZ GmbH

70.0% - BEP Augenarzte MVZ GmbH
                 100.0% - Augenklinik Dr. Hoffman GmbH

                                80.0% - Augenkompetenz Zentrum Bremerhaven MVZ GmbH
66.6% - Augenarzte Braunschweig-Gottingen MVZ GmbH Ilka Trinitowski GbR

65.0% - Augenarzte Braunschweig-Gottingen MVZ GmbH
50.0% - Augenarzte Braunschweig-Gottingen MVZ GmbH Ilka Trinitowski GbR

70.0% - MVZ RHR Augenarzte GmbH

65.0% - MVZ Auregio GmbH
                                                                                                                                                                              80.0% - MVZ i-care4u GmbH
                70.0% - Augenzentrum Unna MVZ GmbH
80.0% - Augentagesklinik Zehlendorf MVZ GmbH
                 85.0% - Augerlin MVZ GmbH

               100.0% - Berolina Augenzentren MVZ GmbH

                 70.0% - Sudblick GmbH

                 80.0% - Augenzentrum Muhldorf MVZ GmbH

              100.0% - Augenklinik Muldorf GmbH

                70.0% - Augenzentrum Oberstenfeld MVZ GmbH

                 80.0% - Augenblick Mannheim-Zentrum MVZ GmbH

                63.5% - Augenblick Augenzentren GbR

                 80.0% - Augenblick Mannheim Sud MVZ GmbH

                36.5% - Augenblick Augenzentren GbR

                 80.0% - Augenheilkunde Heidenheim Medinisches Versorgungszentrum GmbH

 80.0% - Augenheilkunde  Medinisches Versorgungszentrum Dillingen GmbH

               50.0% - Augenheilkunde  Medinisches Versorgungszentrum Dillingen GbR

  80.0% - Mainblick Augenzentrum GmbH

  75.0% - Augenblick Augenzentrum Reutlingen MVZ GmbH

100.0% - Augenzentrum an der Leine MVZ GmbH

  51.0% - Augencentrum Koln MVZ GmbH

100.0% - AOC Augen OP CENTRUM PORZ GmbH

  65.0% - MVZ Augen Praxisklinik Lubeck GmbH

100.0% - MVZ Augencentrum Cuxhaven GmbH

 60.0% - MVZ Weitblick GmbH

100.0% - Augenheilkunde und Augenchirurgie Bottrop MVZ GmbH

 60.0% - Augentagesklinik am Rothenbaum RBC MVZ GmbH

80.0% - Avila Augenpraxisklinik MVZ GmbH

70.0% - Augenzentrum Brilon MVZ GmbH

51.0% - OCU PRO ® Augenärzte MVZ GmbH

65.0% - Rheinblick Augenzentrum GmbH

 95.0% - Argus Augen MVZ GmbH

 50.0% - Argus Augenklinik GmbH

100.0% - Oculent Contactlinsen GmbH

  60.0% - Augenklinik Rendsburg GmbH

  100.0% - Taxi and Transport Neuwerk GmbH
 100.0% - Sanoptis AG

                 70.0% - Opthamed AG

                 70.0% - Augenzentrum Bahnhof Basel AG

                 75.0% - Eyeparc AG

              100.0% - Dr. J. Menzi Augenarzt AG

                 80.0% - Berner Augenklinink Group AG

100.0%- Berner Augenklinink AG

                                                                                                                                65.0% - KammannEye AG
                70.0% - Matia AG

 70.0% - OP Zentrum Schaffhausen GmbH

 51.0% - OpthaVisuell AG

 51.0% - Augenarzt Sch AG

60.0% - Vue Group AG

90.0% - Vue Center Biel AG

              100.0% - Vue Center Grenchen AG

80.0% - OMMA Augenklinik AG

80.0% - Augenarztpraxis + Tagesklinik Pfaffikon AG

 66.6% - Skylight Beteiligungs – A

100.0% - TAZZ AG

100.0% - Augenpraxis Gambon AG

100.0% - Fleischhauer Ophthalmology AG

70.0% - Ambulante Augenchirurgie Zürich AG

85.0% - Augencentrum Zytglogge AG

92.6% - Tagesklinik im Eichgut AG

25.0% - Augenarztpraxis Dr. med. André Eugster AG

25.0% - Augenzentrum Winterthur AG

100.0% - Augenarztpraxis Dr. Hürzeler AG

100.0% - Augenarztpraxis Dr. Heinemann AG

100.0% - Sanoptis Holding GmbH

100.0% - Augenzentrum Innsbruck 60 GmbH

75.0% - Augenlaserklinik Gmb

 100.0% - Sanoptis Greece S.A.

80.0% - Laservison S.A.

60.0% - Ofthalmocheirourgiki A.E.
60.0% -Ofthalmodiagnostiki E.P.E.
                                                                                                                                              100.0% - Sanoptis Italia S.P.A.
65.0% - HICARE SURGERY S.r.l.

75.0% - ALSO S.R.L
100.0% - Sanoptis Espania SL

F.
Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
    0.1% - Power Pacific Equities Limited

99.9% - Power Pacific Equities Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited

G.
Other PCC Companies

Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.

100.0% - 3121011 Canada Inc.
100.0% - Power Communications Inc.
100.0% - Power Corporation International
100.0% - Power Corporation of Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltee

100.0% Gestion Gesca Inc.

100.0% - Gesca Numerique Inc.

100.0% - 9214470 Canada Inc.
100.0% - Square Victoria Digital Properties Inc.

100.0% - Power Sustainable Capital Inc.
100.0% - Power Sustainable Manager Inc.

100.0% - Power Sustainable China Corporation Ltd.

100.0% - Power Sustainable Lios Inc.
100.0% - Power Sustainable Lios GP I Inc.
100.0% - Lios Fund I LP

100.0% - PSL Investments Fund I LP

100.0% - PSL Investments I (US) LP

100.0% - Lios Collector A1 GP Inc.

100.0% Lios Collector A1 LP
100.0% - Power Sustainable Lios GP I (US) Inc.

100.0% - Lios Fund I (US) LP

                 100.0% - Power Sustainable Manager US, Inc.

                 100.0% - Power Sustainable Infrastructure Credit , LLC

                100.0% - Power Sustainable Infrastructure Credit Manager, L.P.

                100.0% - PSIC Fund I GP, LLC

                100.0% - Power Sustainable Infrastructure Credit Fund I (Onshore)  Feeder, LP.

                100.0% - Power Sustainable Infrastructure Credit Fund I (Onshore) L.P.

                 100.0% -  PSIC Fund I HC, LP

                100.0% - Power Sustainable Infrastructure Credit Fund I (Offshore) L.P.

                100.0% - PSIC Offshore Blocker I, L.P.

100.0% - PSIC Non-U.S. Pooling I, L.P.

                100.0% - PSIC Non-U.S. CFC Blocker, L.P.

                100.0% - PSIC U.S. Blocker I, Inc.

               100.0% - PSIC U.S. Pooling I, L.P.

                  100.0% - PSIC Fund Investors, L.P.

                 100.0% - Power Sustainable Energy Infrastructure Inc.

                100.0% - PSEIP US GP Inc.

               100.0% - Power Sustainable Energy Infrastructure US Fund I LP

              100.0% - Potentia Renewables US Holdings LLC

100.0% - Power Sustainable Energy Infrastructure US Fund II LP

100.0% - Nautilus US Power Holdco, LLC

100.0% - PSEIP US Feeder Fund I LP

100.0% - Power Sustainable Energy Infrastructure Canada I Inc.

                100.0% - PSEIP Canada GP Inc.

                100.0% - Power Sustainable Energy Infrastructure Canada Fund I LP

                100.0% - Potentia Renewables Canada Holdings GP Inc.

               100.0% - Potentia Renewables Canada Holdings LP

100.0% - PSEIP Canada Feeder Fund I LP

100.0% - Power Sustainable Energy Infrastructure US I Inc.

100.0% - PESIP Canada Feeder Fund II LP

100.0% Power Sustainable Energy Infrastructure US II Inc.

100.0% - PSEIP Carry Canada GP Inc.

100.0% - PSEIP Carry Canada LP

100.0% - PSEIP Carry Holding LP

100.0% - PSEIP Carry Holding US LP

100.0% - PSEIP Carry US Inc.

100.0% - PSEIP Carry US GP Inc.

100.0% - PSEIP Carry US LP

100.0% - Power Sustainable Investment Management Inc.

100.0% - Power Sustainable China A-Shares Core Strategy GP Inc.

100.0% - Power Sustainable China A-Shares Core Strategy LP

100.0% - Power Pacific Investment Management (Ireland) Limited

100.0% - Power Sustainable China A-Shares Core Strategy (US) GP LLC

100.0% - Power Sustainable China A-Shares Core Strategy (US) Fund LP

100.0% - Power Sustainable (Shanghai) Investment Management Co., Ltd.

100.00% - Power Sustainable Infrastructure UK Credit Manager Ltd.

   25.0% (voting) - 9314-0093 Québec Inc.
100.0% - Power Energy Corporation

100.0% - Potentia Renewables Inc.
                 50.0% - Soluciones de Energia Alterna, S.L
100.0% - Red Brick Wind GP Inc.

100.0% - Red Brick Wind Limited Partnership

100.0% - Golden South II GP Inc.

100.0% - Golden South II Limited Partnership

100.0% - PR Jenner Sponsor GP Inc.

100.0% - PR Jenner Sponsor LP

100.0% - Jenner Wind 1 GP Inc.

100.0% - Jenner 1 Limited Partnership

100.0% - Jenner 2 GP Inc.

100.0% - Jenner 2 Limited Partnership

100.0% - Jenner 3 GP Inc.

100.0% - Jenner 3 Limited Partnership

100.0% - Stirling Wind Project Ltd

100.0% - Stirling Wind Project LP
74.99%- Stirling Renewable Energy Limited Partnership.
100.0% - Potentia Solar Holdings II Limited Partnership

100.0% Potentia Solar Holdings Limited Partnership

100.0% - Schooltop Solar Limited Partnership

100.0% - TSPS (Portfolio 1) Limited Partnership

100.0% - TSPS (Portfolio 2) Limited Partnership

100.0% - PSI Solar Finance 1 Limited Partnership

100.0% - 2323953 Ontario Inc.

100.0% - MOM Guarantor Limited Partnership

100.0% - MOM Solar Limited Partnership

100.0% - PSI Solar Finance 5 Limited Partnership

100.0% - Potentia Solar 5 Limited Partnership

100.0% - Potentia Solar 6 Limited Partnership

100.0% - Potentia Solar 7 Limited Partnership

100.0% - MOM V Limited Partnership

100.0% - OSPS (002281 – 150 Abbeyhill) Limited Partnership

100.0% - OSPS (002273 – 3673 McBean) Limited Partnership

100.0% - OSPS (002334 – 159 Lorry Greenberg) Limited Partnership

100.0% - PSI Solar Finance 14 Limited Partnership
100.0% - Potentia Solar 14 Limited Partnership
100.0% - PSI Construction Agent 4 Limited Partnership
100.0% - PSI Finance 13 Limited Partnership
100.0% - Reliant First Nation GP Inc.
100.0% - Reliant (No. 1) Solar Holdings Inc.
100.0% - Metasolar Consultants Inc.
100.0% - Reliant First Nation Limited Partnership
100.0% - Potentia Energy Limited Partnership
100.0% - PSI Construction Agent 2 Limited Partnership
100.0% - PRI Construction Limited Partnership
100.0% - PRI Consulting Limited Partnership
100.0% - PSI Solar Finance (FIT 4) Limited Partnership
100.0% - Potentia Solar 9 Limited Partnership

100.0% - Potentia Solar 10 Limited Partnership

100.0% - Potentia Solar 11 Limited Partnership

100.0% - Potentia Solar 12 Limited Partnership

100.0% - Potentia Solar Holdings GP Inc.

100.0% - PSI Finance 13 GP Inc.

100.0% - PSI Solar Finance 1 GP Inc.

100.0% - MOM Guarantor GP Inc.

100.0% - MOM Solar GP Inc.

100.0% - PSI Solar Finance 5 GP Inc.

100.0% - Potentia Solar 5 GP Inc.

100.0% - Potentia Solar 6 GP Inc.

100.0% - Potentia Solar 7 GP Inc.

100.0% - MSPC V General Partner Inc.

100.0% - PSI Solar Finance 14 GP Inc.

100.0% - Potentia Solar 14 GP Inc.

100.0% - AS GP Inc.

100.0% - TSPS (Portfolio 1) GP Inc.

100.0% - TSPS (Portfolio 2) GP Inc..

100.0% - PSI Construction Agent 4 GP Inc.

100.0% - PSI Solar Finance (FIT 4) GP Inc.

100.0% - Potentia Solar 9 GP Inc.

100.0% - Potentia Solar 10 GP Inc.

100.0% - Potentia Solar 11 GP Inc.

100.0% - Potentia Solar 12 GP Inc.

100.0% - PRI Construction Agent 2 GP Inc.

100.0% - PRI Consulting GP Inc.

100.0% - PRI Construction GP Inc.
100.0% - Solarize Holdings GP Inc.
100.0% - Solarize Holdings LP

100.0% - Solarize Services GP Inc.

100.0% - Solarize Services LP

100.0% - GS 2013 GP Inc.

100.0% - SE 2011 GP Inc.

100.0% - SE 2011 LP

100.0% - SE 2012 GP Inc.

49.985% - SE 2012 LP

49.985% - SE2 2013 LP

49.99% - SE 5 2013 LP

100.0% - QS1 2012 GP Inc.

49.98% - QS1 2012 LP

100.0% - QS4 2012 GP Inc.

49.985% - QS4 2012 LP

100.0% - QS15 2012 GP Inc.

49.985% - QS15 2012 LP

100.0% - SE2 2013 GP Inc.

100.0% - SE5 2013 GP Inc.

39.996% - SE7 2013 LP

100.0% - SE7 2013 GP Inc.

100.0% - SE9 2013 GP Inc.

100.0% -
SE9 2013 LP

100.0% - Solarize Financial 2015 GP Inc.

100.0% -
Solarize Financial 2015 LP

100.0% - Solexica Energy GP5 Inc.

100.0% -
Solexica Energy LP 5

85.0% - Solexica Solar Brampton GP

100.0% - ME3 2012 GP Inc.

49.985% - ME3 2012 LP

100.0% - ME10 2012 GP Inc.

84.98% -  ME10 2012 LP

100.0% - ME11 2012 GP Inc.

49.985% - ME11 2012 LP

100.0% - GS 2013 LP
33.70% - Power Sustainable Energy Infrastructure Canada Fund I LP

100.0% - Potentia Renewables Canada Holdings GP Inc.

100.0% - Potentia Renewables Canada Holdings LP

100.0% - Potentia NB GP Inc.

100.0% - Potentia NB LP

100.0% - Pokeshaw Windfam Limited Partnership

100.0% - Stirling Wind Project II Ltd.

100.0% - Stirling Wind Project II LP

100.0% - PR WS Sponsor GP Inc.

100.0% - PR WS Sponsor LP

100.0% - Wheatland Wind Project Ltd.

100.0% - Wheatland Wind Project LP

100.0% - Rose Valley Wind GP Inc.

100.0% - Rose Valley Wind LP

100.0% - 2866075 Ontario Inc.

100.0% - Oxley Wind Farm Inc.

100.0% - Ellershouse 3 GP Inc.

100.0% - Ellershouse 3 Wind Limited Partnership

100.0% - Panuke Lake GP Inc.

100.0% - Panuke Lake Wind GP Inc.
100.0% - Golden South Wind GP Inc
100.0% - Golden South Wind LP

100.0% - PR Canada Land Holdings GP Inc.

100.0% - PR Canada Land Holdings Limited Partnership

  75.0% - Paintearth Wind Project Ltd.

  75.0% - Paintearth Wind Project LP

100.0% - 5979359 Manitoba Ltd.

100.0% - 5956162 Manitoba Ltd.

100.0% - 5529442 Manitoba Ltd.

100.0% - Sequoia Loch Lomond Solar Energy LP

  50.0% - Loch Lomond Wind Energy LP

  50.0% - Sequoia Renewable Energy System LP

100.0% - Potentia Renewables 15 GP Inc.

100.0% - Potentia Renewables 15 Limited Partnership

100.0% - PRI Wind GP Trust

100.0% - PRI Wind LP

  50.0% - Affinity Wind GP Inc.

  50.0% - Affinity Wind LP

100.0% - PRI Solar GP Trust

100.0% - PRI RT Solar LP

100.0% - PRI Industrial Solar (GP) Inc.

84.90% - PRI Industrial Solar LP

  49.0% - LIFE Solar 1 Inc.

  49.0% - LIFE Solar 2 Inc.

  49.0% - LIFE Solar 3 Inc.

100.0% - Potentia Renewabes 16 GP Inc.

100.0% - Potentia Renewables 16 Limited Partnership

100.0% - PRI Solar Gardens Nominee Inc.

100.0% - PRI Solar Gardens GP Trust

100.0% - PRI Solar Gardens LP

100.0% - Potentia Renewables 17 GP Inc.

               100.0% - 2366333 Ontario Inc.

               100.0% - 2330049 Ontario Inc.

              100.0% - SunE Newboro 4 GP Corp.

              100.0% - SunE Welland Ridge GP Corp.

                50.0% - SunE Sky GP Erie Ridge Ltd.

100.0% - Potentia Renewables 17 Limited Partnership

100.0% - SunE Newboro 4 LP

100.0% - SunE Welland Ridge LP

  50.0% - SunE Sky Erie Ridge LP

  75.0% - Truro Heights Wind LP

16.67% - 3285142 Nova Scotia Limited

 67.0% - Truro Heights Wind GP Ltd.

                 49.0% - Truro-Milbrook Wind LP

              25.0% - 3285142 Nova Scotia Limited

                67.0% - Truro-Milbrook Wind GP Ltd.

                75.0% - Pockwock Wind LP

             41.67% - 3285142 Nova Scotia Limited

                67.0% - Pockwock Wind GP Ltd.

                49.0% - Whynotts Wind LP

              16.67% - 3285142 Nova Scotia Limited

                67.0% - Whynotts Wind GP Ltd.

100.0% - PR Development GP Inc.

100.0% - PR Development Limited Partnership

100.0% - Essex Storage GP Inc.

  49.9% - Essex Storage Limited Partnership

100.0% - Sa K-ekone Solar GP Inc.

  49.0% - Sa K-ekone Solar Limited Partnership

100.0% - PR Ontario BESS GP Inc.

100.0% - Creekside BESS Limited Partnership

100.0% - Skyview BESS Limited Partnership

100.0% - Heartland BESS Limited Partnership

100.0% - Arnprior BESS Limited Partnership

100.0% - Potentia Renewables Saskatchewan Limited Partnership

100.0% - Southern Springs Solar GP Inc.

100.0% - Southern Springs Solar LP

100.0% - Potentia Renewables Saskatchewan GP Inc.

100.0% - Potentia Renewables 18 GP Inc.

100.0% - Potentia Renewables 18 Limited Partnership

100.0% - BrightRoof IP Ltd.

100.0% - BrightRoof GP Inc.

99.0% - BrightRoof II GP Inc.

100.0% - BrightRoof Solar Limited Partnership

49.9% - Metis Nation of Ontario – BrightRoof Solar Limited Partnership

49.0% - JCM Solar G.P.1 Ltd.

49.0% - Maxim Solar Power Corporation

49.9% - Tenedors GP 1 Ltd.

40.9% - GSC RP 1 LP

49.9% - GSC RP 5 LP

49.9% - GSC 6 LP

100.0% - Potentia Renewables 19 Inc.

100.0% - Potential Renewables 19 Limited Partnership
100.0% - Ernestown Holdings Inc.
100.0% - Ernestown Holdings Limited Partnership
44.99998% - Ernestown Windpark Limited Partnership
100.0% - Ernestown Windpark Inc.

100.0% - Maryvale Wind Inc.

100.0% - Maryvale Wind Limited Partnership

100.0% - Swift River Operations Limited

100.0% - Swift River Energy Limited

50.0001% - Swift River Limited Partnership
100.0% - Potentia Renewables US Holdings Corp. f/k/a Potentia Solar Holdings Corp

28.78% - Power Sustainable Energy Infrastructure US Fund I LP

100.0% - Potentia Renewables US Holdings LLC

100.0% - CG Solar Blocker I LLC

100.0% - ConnectGen Goldfinger I LLC

  50.0% - EDPR Solar Ventures III, LLC

50.0% - Goldfinger Ventures LLC

50.0% - 2019 SOL III LLC

50.0% - Windhub Solar A, LLC

50.0% - Sunshine Valley Solar, LLC

100.0% - CG Solar Blocker II LLC

               100.0% - ConnectGen Goldfinger II LLC

  50.0% - EDPR Solar Ventures II, LLC

50.0% - Goldfinger Ventures II, LLC

50.0% – 2019 SOL IV LLC

50.0% - Sun Streams LLC

100.0% - Potentia US Battery Storage Holdings, LLC

100.0% - IEP Tejas Verde, LLC

100.0% - PR Land Holdings, LLC

100.0% - PR Development LLC

100.0% - Banjo Solar Holdings Corp.

  49.0% - Kamaole Solar Holdings, LLC

49.0% - Kamaole Solar, LLC

100.0% - PR Operating LLC

100.0% - Musselshell Wind Holdings, LLC

100.0% - Musselshell Wind Project, LLC

100.0% - Musselshell Wind Project Two, LLC

100.0% - Potentia US Solar Fund 2, LLC

100.0% - Potentia MN Solar Fund 1 Managing Member, LLC

65.0% - Potentia MN Solar Fund I, LLC

100.0% - Minnesota Solar CSG 1, LLC

100.0% - Minnesota Solar CSG 4, LLC

100.0% - Minnesota Solar CSG 8, LLC

100.0% - Minnesota Solar CSG 9, LLC

100.0% - Minnesota Solar CSG 19, LLC

100.0% - Minnesota Solar CSG 21, LLC

100.0% - Potentia Renewable Developments, LLC
100.0% - Power Energy Corporation US

100.0% - Nautilus Solar Energy, LLC
100.0% - Nautilus Solar Solutions, LLC
100.0% - Nautilus Solar Canada Inc.
100.0% - Nautilus Community Solar, LLC

100.0% - Clifton Park Solar 1, LLC

100.0% - Clifton Park Solar 2, LLC

100.0% - Hamlin Solar 1, LLC
100.0% - P52ES Raphel Rd Community Solar, LLC

100.0% - Lowry CSG 2, LLC

100.0% - Paynesville CSG 1, LLC
100.0% - Plato CSG, LLC
                                                               33.37% - Power Sustainable Energy Infrastructure US Fund II LP

100.0% - Nautilus US Power Holdco, LLC
100.0% - Bulldog Solar One LLC

100.0% - Mason Solar One,LLC

100.0% - Pittman Solar One LLC

100.0% - Hostetter Solar One, LLC
100.0% - Burns Solar One LLC

100.0% Nautilus Issuer 2022 Holdco, LLC

100.0% Nautilus Issuer 2022, LLC

            100.0% - Nautilus Sponsor Member 2022, LLC

             100.0% - Nautilus Owner 2022, LLC [100.0% of Class B Membership Interests]
                                                                                                                                                                                           100.0% - Tiffany Energy LLC
                                                                                                                                                                                           100.0% - NSE AT01, LLC
                                                                                                                                                                                           100.0% - NSE FA01 LLC
                                                                                                                                                                                           100.0% - Washington WS03, LLC
                                                                                                                                                                                           100.0% - Sturgeon Solar Gray, LLC
                                                                                                                                                                                           100.0% - Vestal PS4 Solar, LLC (f/k/a) Pivot Solar 4, LLC)
                                                                                                                                                                                           100.0% - Vestal PS7 Solar, LLC (f/k/a) Pivot Solar 7, LLC)
                                                                                                                                                                                           100.0% - Vestal PS8 Solar, LLC (f/k/a) Pivot Solar 8, LLC)
                                                                                                                                                                                           100.0% - Vestal PS1 Solar, LLC (f/k/a Pivot Solar 1, LLC)
                                                                                                                                                                                           100.0% - Vestal PS3 Solar, LLC (f/k/a Pivot Solar 3, LLC)
                                                                                                                                                                                           100.0% - Mavis Solar North Bridgton LLC (f/k/a BD Solar North Bridgton, LLC)

                             100.0% - Mavis Oakland LLC (f/k/a BD Solar Oakland, LLC)
             100.0% - Wells Solar LLC

             100.0% - Fryeburg Solar, LLC
                                                                                                                                                           100.0% - VH Holdco I, LLC
                                                                                                                                                                             100.0% - VH WB Holdco, LLC
                                                                                                                                                                                             100.0% - VH West Brookfield, LLC
             100.0% - NSE Kam MM Holdco, LLC
              100.0% - Virgo KAM Holdco, LLC (100% Class B Units)
100.0% - Lindstrom Solar LLC
100.0% - Saint Cloud Solar LLC
100.0% - Winsted Solar LLC
                                                                                                                                                            100.0% - NSE Goat Island MM Holdco, LLC
                                                              100.0% - Virgo Goat Island Holdco, LLC (100% Class B Units)
               100.0% - Nautilus Goat Island Solar, LLC
              100.0% - Nautilus Hopkins Hill MM Holdco, LLC
                                100.0% - Hopkins Hill Solar Lessee LLC (1% pre-flip economic interest)
                 100.0% - Hopkins Hill Solar Lessor Holdco LLC (90% economic interest)
            100.0% - TPE Hopkins Solar Holdings1, LLC
              100.0% - Nautilus Mayflower Holdco, LLC
                100.0% - FFP Fund II Member1, LLC
               100.0% - FFP Fund II Partnership1, LLC
100.0% - Hollygrove Solar, LLC
100.0% - Howland Solar, LLC
100.0% - Pearl Solar, LLC
100.0% - Pearl Solar II, LLC
100.0% - FFP NY Schagticoke Project1, LLC
100.0% - FFP NY Schenectady Project1, LLC
100.0% - FFP NY Watertown Project1, LLC
100.0% - FFP NY Guilderland Project1, LLC
100.0% - Aegis Solar, LLC
    100.0% - FFP Fund II Partnership2, LLC
   100.0% - FFP Bethlehem Project1, LLC
   100.0% - FFP BTC2 Project LLC
   100.0% - Strauss Solar, LLC
   100.0% - Dover Solar, LLC
   100.0% - Ellsworth Solar, LLC
   100.0% - Ellsworth Solar II, LLC
   100.0% - Frog Hollow Solar, LLC
   100.0% - Howell Solar, LLC
   100.0% - FFP Owings Mills Project1 LLC
   100.0% - FFP MD Snow Hill Project1 LLC
   100.0% - FFP MD PGC18 Project, LLC
   100.0% - FFP MD Solar Holdings, LLC
  100.0% - Nautilus Holdco I, LLC
  100.0% - NS Belle Mead, LLC
  100.0% - NSE Barnstable HS Solar LLC
  100.0% - NSE Duxbury Solar LLC
  100.0% - NSE Solar #1032 LLC
  100.0% - NSE Cape Cod Solar IV LLC
  100.0% - NSE Mattacheese Solar LLC
  100.0% - NSE Wixon Solar LLC
  100.0% - Red Wing Solar 15 LLC
  100.0% - Red Wing Solar 20 LLC
  100.0% - SolarClub23 LLC
  100.0% - Red Wing Solar 28, LLC
  100.0% - SolarClub 35 LLC
  100.0% - Vestal PS2 Solar, LLC
  100.0% - Vestal PS14 Solar, LLC
  100.0% - Vestal PS15 Solar, LLC
  100.0% - Sturgeon Town House Solar, LLC

      100.0% Nautilus Sponsor Member 2021 LLC

100.0% Sponsor Membership Interests - Nautilus Owner 2021, LLC

100.0% - Nautilus Owner 2021 (King) LLC

100.0% - Nautilus Sponsor Member, 2020 LLC

  40.0% - Nautilus Owner 2020, LLC

100.0% - Nautilus Owner 2020 (Beacon) LLC

100.0% - Spirit Presque Isle 1 Solar, LLC

100.0% - Spirit Presque Isle 2 Solar, LLC

100.0% - Wolcott Hill Road Solar, LLC

100.0% - Luna Rossa Peru Solar, LLC

100.0% - Luna Rossa Malone Solar, LLC

100.0% - Luna Rossa Crown Point Solar, LLC

100.0% - Luna Rossa Schodack Solar, LLC

100.0% - Luna Rossa Champlain Solar, LLC

100.0% - Falcon Sheesley Solar, LLC

100.0% - Barnes Road Solar, LLC

100.0% - Barnes Road Solar West, LLC

100.0% - NSE Camber Solar PS13 LLC
100.0% - NSE Camber Solar PS12, LLC
100.0% - NSE Camber Solar PS11 LLC
100.0% - NSE Camber Solar PS6 LLC
100.0% - NSE Camber Solar PS5 LLC
100.0% - NSE Camber BH CSG2, LLC
100.0% - Mtn Solar 6 LLC
100.0% - Nautilus Castle Solar, LLC

100.0% - NSE CroakerRenewables Inc.

100.0% - Bright Oak Solar LLC
100.0% - Bright Hill Solar LLC
100.0% - Bright Field Solar LLC
100.0% - P52ES 1755 Henryton Rd Phase I LLC
100.0% - P52ES 1755 Henryton Rd Phase 2, LLC
100.0% - Brooten CSG 1 LLC
100.0% - Buffalo Lake CSG 1 LLC
100.0% - Sacred Heart CSG 1 LLC
100.0% - Stewart CSG 1 LLC

100.0% - River Valley Solar LLC

100.0% - Renew Solar RI Exeter Ten LLC

100.0% - Renew Solar RI Exeter Mail LLC

100.0% - Kirby Road Solar LLC
100.0% - Islander Solar, LLC
100.0% - Solar Club 23 LLC
100.0% - Great Lakes Peck Road Solar, LLC (f/k/a Peck Road Solar Farm, LLC)
100.0% - Great Lakes Michigan Solar, LLC (f/k/a SDG MI DG, LLC)
100.0% - Great Lakes Wisconsin Solar, LLC (f/k/a ESA WI, LLC)
100.0% - Great Lakes Ohio Solar, LLC (f/k/a SDG OH DG, LLC)
100.0% - Great Lakes 72nd Street Solar, LLC (f/k/a 72nd St Solar Farm, LLC)
100.0% - Moro Selkirk Solar, LLC (f/k/a Yellow 8 LLC)
100.0% - Enterprise Road Solar LLC
100.0% - Chesapeake KE73 Solar, LLC

100.0% - Chesapeake SU113 Solar, LLC
100.0% - Chesapeake SU163 Solar, LLC
100.0% - Chesapeake SU94 Solar, LLC
100.0% - Chesapeake SU165 Solar, LLC
100.0% - Goose Haven Solar LLC
100.0% - Little Valentine Solar LLC
100.0% - St Lawrence County NY S2 LLC
100.0% - Odyssey Alphine Road Solar, LLC
100.0% - Odyssey Granite City Solar, LLC
100.0% - Odyssey Sonora Solar, LLC
100.0% - Odyssey St. Jacob Solar, LLC
100.0% - Odyssey Viola Solar, LLC
100.0% - Nautilus Solar Term Holdco LLC100.0% - Nautilus Lion Sponsor Member , LLC
100.0% - Nautilus Lion Member, LLC

100.0% - Sturgeon Quarry Solar, LLC (f/k/a ISM Solar Quarry, LLC)

100.0% - Casco Sidney Solar, LLC (f/k/a DB Solar Sidney LLC)

100.0% - Casco Standish Solar, LLC (f/ka BD Solar Standish, LLC)

100.0% - Meeting House Solar LLC
100.0% - SolarClub 10 LLC
100.0% - Bear One, LLC
100.0% - Sabattus SB01, LLC
100.0% - Red Wing Solar 3 LLC (f/k/a SolarClub 3 LLC)
100.0% - Vestal PS9 Solar, LLC
100.0% - Vestal PS10 Solar, LLC
100.0% - Sanford Solar, LLC

100.0% - Maverick One, LLC
100.0% - Hanover Pike Solar, LLC

100.0% - Chesapeake Energy One, LLC
100.0% - Nautilus MI Development, LLC
100.0% - Nautilus NM Development, LLC
100.0% - Nautilus WI Development, LLC
100.0% - Nautilus OH Development, LLC
100.0% - West Deming Solar Project, LLC

100.0% - VH Lordsburg Holdco, LLC
100.0% - Nautilus Solar Lordsburg, LLC
100.0% – VH Salem Holdco, LLC
100.0% - NS Salem Community College, LLC
100.0% - VH Kilroy Holdco, LLC
100.0% - VH Kilroy Solar, LLC
100.0% - VH BHA Holdco, LLC
100.0% - GES Megafourteen LLC

100.0% - Nautilus Solar Construction Holdco, LLC
100.0% - Casco Brewer Solar, LLC

100.0% - Peterboro Road Solar, LLC

100.0% - Spirit Presque Isle 1 Solar, LLC
100.0% - Spirit Presque Isle 2 Solar, LLC
100.0% - Comfort Solar, LLC
100.0% - VP Road Solar, LLC
100.0% - VP Road Solar South, LLC
100.0% - Beech Road Solar, LLC
100.0% - CGA Solar LLC
100.0% - Moro Altamont Solar, LLC
100.0% - Livingston Crossing Solar LLC
100.0% - Gowans Road Solar, LLC
100.0% - Sturgeon Ryan Ranch Solar, LLC
100.0% - BD Solar Masardis LLC
100.0% - BD Solar Nicolin LLC
100.0% - BD Solar North Anson LLC
100.0% - BD Solar Limestone LLC
100.0% - BD Solar Norridgewock LLC
100.0% - Nautilus Solar Construction Seller, LLC

100.0% - Nautilus Atlantis II MM Holdco, LLC
100.0% - Nautilus Atlantis II Lessee Holdco, LLC
100.0% - Nautilus Atlantis II Lessor Holdco, LLC
100.0% - Mustang One, LLC
100.0% - Lion One, LLC
100.0% - Ten Oaks Solar LLC
100.0% - Red Wing Solar 30, LLC
100.0% - Parker Place Solar LLC

 49.62% - LMPG Inc.

100.0% - Lumenpulse Lighting Corp.

100.0% - Sternberg Lanterns, Inc.

100.0% - Architectural LW Holdings, LLC

100.0% Palo Alto Lighting, LLC

100.0% Architectural Lighting Works, S.de R.L. de C.V.

100.0% - LMPG Holdings Inc.

80.0% Vode Lighting, LLC

100.0% - Exenia s.r.l.

  80.0% - CD/M2 Lightworks Corp
  80.0% - Pa-Co Lighting Inc.
100.0% - Lumca Inc.
100.0% - Toronto Lightworks Inc.

100.0% - Lumenpulse UK Limited

100.0% - Lumenpulse Alphaled Limited

34.11% - The Lion Electric Company

H.               Other PFC Companies

Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - 11249207 Canada Inc.
  20.0% - Project Alphonso Acquisition Corp
.
100.0% - 9194649 Canada Inc.

100.0% - Springboard 2021 GP Inc.
100.0% - Springboard L.P.

56.50% - Wealthsimple Financial Corp. (54.16% equity)

100.0% - Wealthsimple Inc.

100.0% - Wealthsimple Advisor Services Inc.

100.0% - Wealthsimple Investments Inc.

100.0% - Wealthsimple Technologies Inc.

100.0% - Wealthsimple US, Ltd.

 50.01% - Wealthsimple Europe S.a.r.l (100.00% equity)

100.0% - Wealthsimple UK Ltd.

100.0% - SimpleTax Software Inc.

100.0% - Wealthsimple Payments Inc.

100.0% - Wealthsimple Digital Assets. Inc.

100.0% - Wealthsimple Media Inc.

100.0% - Wealthsimple Mortgage Services Inc. (formerly 12062925 Canada Inc. and OrderUp Technologies Inc).

100.0% - Wealthsimple Labs Inc.

100.0% - Wealthsimple Funds Holdco Inc.

100.0% - Wealthsimple Private Credit Fund 1 GP Inc.

100.0% Wealthsimple Private Credit Fund 1 LP

100.0% - Wealthsmiple Private Credit Fund 1 SUB GP Inc.

100.0% Wealthsimple Private Credit Fund 1 Sub LP

100.0% - Springboard II LP

4.13% - Koho Financial Inc.

I.
Sagard Holdings & Portag3

Power Corporation of Canada

100.0% - Power Financial Corporation

                              68.150% - Great-West Lifeco Inc. (65% in voting)
                         14.03% - Sagard Holdings Management Inc. (12.74% equity)
100.0% - Sagard Holdings Participation Inc.

100.0% - Sagard Holdings Inc.

56.38% - Sagard Holdings Management Inc. (51.20% equity)
100.0% -  Everwest Holdings Inc.
100.0% - EverWest Property Services, LLC
100.0% - EverWest Advisors LLC
100.0% - EW Manager, LLC
100.0% - EverWest Real Estate Investors, LLC
100.0% - EW Equity Plan, LLC

100.0% - Sagard Capital Partners Management Corp.

100.0% - Sagard Holdings Manager (US) LLC

100.0% - Sagard Senior Lending Partners Offshore GP LLC

100.0% - Sagard Senior Lending Partners Offshore LP

100.0% - Sagard Senior Lending Partners Holdings II LP

100.0% - Sagard Senior Lending Partners Offshore-U GP LLC

100.0% - Sagard Senior Lending Partners Offshore-U LP

100.0% - Sagard Senior Lending Partners Holdings II-U LP

100.0% - Sagard Senior Lending Partners Holdings II-U SPV I LLC

100.0% - Sagard Senior Lending Partners Holdings II-U SPV II LLC

100.0% - Sagard Senior Lending Partners Holdings II-U SPV III LLC

100.0% - Sagard Senior Lending Partners Holdings LLC

100.0% - Sagard Senior Lending Partners Holdings-U LLC
100.0% - Sagard Senior Lending Partners Offshore Carried Interest LLC
100.0% - Sagard Senior Lending Partners Offshore Carried Interest-U LLC

100.0% - Sagard Senior Lending Partners-U GP Inc.

100.0% - Sagard Senior Lending Partners Holdings I-U LP

100.0% - Sagard Senior Lending Partners-U LP

100.0% - Sagard Senior Lending Partners Holdings-U GP Inc.

100.0% - Sagard Senior Lending Partners Holdings-U LP

100.0% - Sagard Senior Lending Partners RN-U LP

100.0% - Sagard UK Management Ltd.

100.0% - Sagard Holdings Manager GP Inc.

100.0% - Sagard Holdings Manager LP

100.0% - Sagard Holdings Wealth LP

64.99% - Grayhawk Wealth Holdings Inc. (46.2% fully diluted equity)

100.0% - Grayhawk Investment Strategies Inc.

100.0% - Grayhawk Wealth US Inc.

100.0% - Sagard Foundry Participation LP

100.0% - P3 Ventures Participation LP

100.0% - SHRP Participation LP

100.0% - Sagard Partner Pool LP

100.0% - Sagard Europe Participation LP

100.0% - P3 Ventures 2021 Participation LP

100.0% - Sagard Outremont Participant LP
100.0% - Portage Capital Solutions Carried Interest LP
100.0% - Portage Web3 Fund I Carried Interest LP

100.0% - Sagard S.A.S.

100.0% - Sagard Holdings Manager (Canada) Inc.

100.0% - Sagard (MENA) Ltd

100.0% - Sagard Credit Partners GP, Inc.

100.0% - Sagard Credit Partners, LP

100.0% - Sagard Credit Partners II GP, Inc.

100.0% - Sagard Credit Partners II, LP

100.0% - Sagard Credit Partners II Carried Interest, LP

100.0% - Sagard Credit Partners (Cayman) GP, Inc.

100.0% - Sagard Credit Partners (Cayman), LP

100.0% - Sagard Credit Partners (Lone Star), LP

100.0% - Sagard Credit Partners II (Cayman) GP, LLC

100.0% - Sagard Credit Partners II (Cayman), LP

100.0% - Sagard Credit Partners II (US Investments), LP

100.0% - Sagard Credit Partners II SPV I GP, Inc.

100.0%- Sagard Credit Partners II SPV I, LP

100.0% -
Sagard Healthcare Royalty Partners GP LLC

100.0% - Sagard Healthcare Royalty Partners, LP

100.0% - Sagard Healthcare Partners (Delaware) LP
100.0% Sagard Healthcare Partners Funding SPE 1, LLC
              100.0% - Sagard Healthcare Partners Funding Borrower SPE 1, LP
              100.0% - Sagard Healthcare Partners Funding Borrower SPE 2, LP
100.0% - Sagard Healthcare Partners (Delaware) II LP
100.0% - Sagard Healthcare Partners (P-1) LP
100.0% - Sagard Healthcare Royalty Partners (Feeder ), LP
100.0% - Sagard Healthcare Royalty Partners (US Feeder), LP
100.0% - Sagard Healthcare Partners (AIV-1) GP Inc.
100.0% - Sagard Healthcare Partners (AIV-1) LP

100.0% - Portag3 Ventures GP Inc.

100.0% - Portag3 Ventures Participation ULC

100.0% - Portag3 Ventures Participation Inc.

100.0% - Portag3 Ventures Participation US LP

100.0% - Portag3 Ventures II Affiliates GP Inc.

100.0% - Portag3 Ventures II Affiliates LP

100.0% - Portag3 Ventures LP

100.0% - Portag3 International Investments Inc.

0.94% - Albert Corporation

0.53% - Clark (FL Fintech E GmbH)

12.25% - Borrowell Inc.

35.17% - Diagram Ventures Limited Partnership

  0.98% - Nesto Inc.

100.0% - Portag3 Ventures II GP Inc.

100.0% - Portage3 Ventures II LP

100.0% - Portag3 Ventures II Investments LP

100.0% - Portag3 Ventures II International Investments Inc.

                11.14% - Albert Corporation

               15.964% - Koho Financial Inc.

10.23% - Clark

12.52% - Socotra Inc.

17.09% - Fondeadora Inc.

15.19% - AlpacaDB, Inc.

21.17% - Pledg SAS

17.02% - Rose Technology Incorporated

15.80% - AtomicFI, Inc.

18.65% - Choosing Therapy Inc.

32.88% - Springboard III LP (Diagram Ventures Limited Partnership)

63.63% - Diagram Ventures II Limited Partnership

16.31% - Conquest Planning Inc.

  9.12% - integrate AI Inc.

17.40% - Boosted.ai

11.47% - Hellas Direct
  2.19% - Tallied Technologies Inc. (Founders Shares)

  1.49% - 12835304 Canada Inc. (Conduit) (Founders Shares)
  2.19% - 12835347 Canada Inc (Helika) (Founders Shares)
  1.46% - 12837072 Canada Inc (Obeo) (Founders Shares)
  1.98% - Choir Technologies Inc. (Founders Shares)
  2.26% - ClearEstate (Founders shares)
  2.23% - Conduit Blockchain Technologies Inc. (Founder shares)
  5.74% - Novisto Inc (Founders shares)
  3.78% - Pillar (Founders shares)
15.03% - Retirable, Inc
  1.62% - Skylight (Founders shares)
  2.96% - Synctera Inc (Founders shares)
  1.59% - Trice Technologies Inc (Founders Shares)
  4.02% - Wingo Technologies Inc (Founders shares)
100.0% - Portag3 Ventures II International LP

100.0% - Portag3 Ventures II International (FI) LP

100.0% - Portag3 Ventures II Carried Interest LP

100.0% - Portag3 Ventures II Carried Interest US LP

100.0% - Portag3 Ventures  II LP

100.0% - Portage Ventures III GP Inc.

100.0% - Portage Ventures III Carried Interest LP

100.0% - Portage Ventures  III LP

100.0% - Portage Ventures III International LP
100.0% - Portage Ventures III Investments LP
11.25% - 12835304 Canada Inc. (Conduit)
10.90% - Covey IO Corp.
12.37% - Croissant Pay, Inc.
11.99% - GuarantR, Inc.

11.88% - KikOff Inc.

13.43% - Kontempo Holdings Limited

13.24% - Nesto Inc.

  8.97% - HeyMirza Ltd.

10.74% - Loanstreet Inc.

19.20% - Wealthier Pty Ltd.(Pearler)

11.21% - Modular Technologies OÜ (Tumm)

16.49% - Tallied Technologies Inc.

11.18% - Angle Health, Inc.

30.85% - Notch Ordering Inc.

10.52% - QUIN Technologies GmbH

13.23% - Mooncard

10.01% - Liquidity, Inc.

16.78% - Conduit Blockchain Technologies, Inc.

15.53% - Benepass, Inc.

17.67% - Brella Insurance Inc.

10.96% - Cover Tree Inc.

10.01% - Midas Technology Corp.

17.74% - Zeal (Puzzi Group Inc.)

10.11% - Zilo Technology Limited

100.0% - Portage Ventures III Access Fund LP

100.0% - PFTA I GP Inc.

100.0% - PFTA I LP

100.0% - Sagard PFTA Agregator LP

 50.0% - Diagram Ventures GP Inc.

100.0% - Diagram Ventures, LP

10.68% - Nesto
16.21% - Retirable

  6.63% - Novisto
  50.0% - Diagram Ventures II GP Inc.

100.0% - Diagram Ventures II LP

6.63% - Novisto
 5.82% - Synctera
11.70% - Baselane
13.05% - ClearEstate
12.74% - Conduit
11.82% - Tallied
11.92% - Helika
12.47% - Obeo
12.85% - Trice
  9.96% - Choir

50.0% - Diagram Ventures III GP Inc.
                                                                               100.0% - Diagram Ventures III LP
                                                                                              12.86% - Trice
                                                                                                9.96% - Choir

50.0% - Diagram Opportunity GP Inc.

100.0% - Diagram Opportunity Fund Carried Interest LP

100.0% - Diagram Opportunity Fund I LP
  7.14% - Nesto
4.88% - Synctera
0.90% - Albert
0.65% - Clark
5.50% - Novisto
3.31% - Baselane
8.91% - ClearEstate
50.0% - Diagram ClimateTech GP Inc.
100.0% - Diagram ClimateTech Fund L.P.
100.0% - Diagram ClimateTech Carried Interest L.P.
49.0% – Diagram Corporation (75.0% equity)
23.36% - Numi

100.0% - Springboard III GP Inc.

100.0% - Springboard III LP

100.0% - Sagard Credit Partners Carried Interest GP Inc.

100.0% - Sagard Credit Partners Carried Interest LP

100.0% - Sagard Capital Partners GP, Inc.

100.0% - Sagard Capital Partners, L.P.

96.0% - 1069759 B.C. Unlimited Liability Company

91.6% - Integrated Fertility Holding, LLC

100.0% - Spadina GP Inc.

100.0% - Spadina Participation LP

100.0% - Spadina LP

3.77% - Wealthsimple Financial Corp. (3.40% equity)

100.0% - Sagard PE Canada GP Inc.

100.0% - Sagard Private Equity Canada LP

100.0% SPEC CL GP Inc.

          51.25% SPEC CL Co-Invest LP

          53.92% - Courchesne, Larose Holding Inc. (formerly known as SPEC CL Holdings Inc.)

          100.0% - Courchesne, Larose, Limitee (formerly known as SPEC Cl Acquisico Inc.)

59.0% - SPEC Walter GP Inc.

100.0% - SPEC Walter LP

38.71% - Groupe Lou-Tec Inc.

100.0%   Acces Location D’Equipements Inc.

100.0% - Locations SSJ Inc.

100.0% - MKS Equipements Inc.

100.0% - Torcan Lift Equipment Ltd.

100.0% - SPEC NG Holding Inc.

100.0% - SPEC NG Acquisico Inc.

36.7% - Sagard USRE Inc.
50.0% - Outremont Technologies Inc. (41.75% economic shares)
100.0% - Outremont Technologies Manager Ltd.
100.0% - Outremont Technologies GP Ltd.
100.0% - Sagard Senior Lending Partners GP Inc.

100.0% - Sagard Senior Lending Partners LP

100.0% - Sagard Senior Lending Partners Holdings GP Inc.

100.0% - Sagard Senior Lending Partners Holdings LP

100.0% - Sagard Senior Lending Partners Holdings I LP
100.0% - Sagard Senior Lending Partners Carried Interest GP Inc.

100.0% - Sagard Senior Lending Partners Carried Interest LP

100.0% - Sagard Senior Lending Partners Carried Interest-U LP

100.0% - Sagard Senior Lending Partners Offshore Carried Interest GP Inc.

100.0% - Sagard Senior Lending Partners Offshore Carried Interest LP

100.0% - Sagard Senior Lending Partners Offshore Carried Interest-U LP
100.0% - Sagard Senior Lending Partners Offshore-U GP Inc.
100.0% - Sagard Senior Lending Partners RN Offshore-U LP
100.0% - Sagard Senior Lending Partners Offshore GP Inc.

100.0% - Portage Capital Solutions GP Inc.

100.0% - Portage Capital Solutions Fund I LP

14.77% - P97 Holdings, Inc.

16.23% - Theta Ray Ltd.

100.0% - Portage Capital Solutions Canada Fund I LP

100.0% - Portage Capital Solutions US Fund I LP

100.0% - Portage Capital Solutions International Fund I LP

100.0% - Portage Web3 I GP Inc.

100.0% - Portage Web3 Feeder Fund I LP

100.0% - Portage Web3 Master Fund I LP

100.0% - Portage Web3 Blocker Inc.

              100.0% - Sagard USPF Inc.

63.3% - Sagard USRE Inc.

  4.0% - 1069759 B.C. Unlimited Liability Company

50.0% - Peak Achievement Athletics Inc. (42.58% equity)

100.0% - 10094439 Canada Inc.

100.0% - 10094455 Canada Inc.

100.0% - Limited Partnership Interests in Peak Management Participation LP

100.0% - 1167410 B.C. Unlimited Liability Company

100.0% - General Partnership Interests in Peak Management Participation LP

100.0% - Limited Partnership Interests in Peak Holdings LP

100.0% - 1167387 B.C. Unlimited Liability Company

100.0% - General Partnership Interests in Peak Holdings LP

100.0% - Bauer Hockey Ltd.

100.0% - Bauer Hockey AB

100.0% - Bauer Hockey GmbH

100.0% - Bauer Hockey (Beijing) Trading Limited
100.0% - ProSharp AB (Sweden)
100.0% - ProSharp Inc. (NB, CA)
100.0% - ProSharp Inc. (DE, US)

100.0% - BCE Acquisitions US, Inc.

100.0% - Bauer Innovations US, LLC

100.0% - Bauer Hockey LLC

                                                                                               100.0% - Cascade Maverik Lacrosse, LLC

                                                                                               100.0% - Bauer Hockey Retail, LLC

  28.1% - Rawlings Sporting Goods Company Inc.

100.00% - Mowat GP Inc.

100.0% - Mowat Participation LP

100.0% - Mowat LP

3.94% - Koho Financial Inc.